AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2022, 2021 and 2020 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2023

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2022	2021
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$56,053	$53,270
Stocks:
Preferred stocks	43	31
Common stocks	994	1,261
Investments in affiliates	3,178	3,186
Mortgage loans on real estate	11,033	11,430
Real estate:
Company occupied	148	150
Investment properties	4,256	4,124
Cash, cash equivalents and short-term investments	3,005	4,136
Policy loans	2,764	2,737
Derivatives	8,156	13,136
Receivable for collateral on derivatives	1	109
Receivable for securities	11	3
Other invested assets	12,414	10,854
Total cash and invested assets	102,056	104,427
Investment income due and accrued	977	882
Premiums due	52	48
Amounts recoverable from reinsurers	300	448
Funds held by or deposited with reinsured companies	2,604	2,745
Other reinsurance receivable	289	345
Amounts due from affiliates	243	205
Other assets	1,993	2,055
Assets held in separate accounts	128,196	161,855
Total admitted assets	$236,710	$273,010

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2022	2021
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,067	$69,515
Policyholders’ and beneficiaries’ funds	2,478	2,558
Consumer notes	125	138
Dividends payable to policyholders	294	317
Policy benefits in process of payment	763	602
Other amount payable on reinsurance	441	500
Other policy obligations	31	37
Total policy and contract obligations	73,199	73,667
Payable to parent and affiliates	1,522	1,490
Transfers to (from) separate account due or accrued, net	(332)	(314)
Asset valuation reserve	3,033	2,822
Reinsurance in unauthorized companies	54	66
Funds withheld from unauthorized reinsurers	276	310
Interest maintenance reserve	146	1,304
Net deferred tax liability	280	344
Derivatives	3,713	8,444
Payables for collateral on derivatives	4,545	1,361
Payables for securities	352	41
Funds held under coinsurance	9,505	9,523
Other general account obligations	1,378	1,685
Obligations related to separate accounts	128,196	161,855
Total liabilities	225,867	262,598

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2022 and 2021)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2022 and 2021)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	586	586
Unassigned surplus	7,033	6,602
Total capital and surplus	10,843	10,412
Total liabilities and capital and surplus	$236,710	$273,010

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$13,992	$15,931	$11,667
Consideration for supplementary contracts with life contingencies	118	118	141
Net investment income	4,374	4,470	4,095
Amortization of interest maintenance reserve	107	146	149
Commissions and expense allowance on reinsurance ceded	(617)	542	593
Reserve adjustment on reinsurance ceded	(4,499)	(8,860)	(4,593)
Separate account administrative and contract fees	1,736	1,777	1,683
Other revenue (expense)	(344)	(30)	71
Total premiums and other revenues	14,867	14,094	13,806

Benefits paid or provided:
Death, surrender and other contract benefits, net	13,784	15,026	12,880
Annuity benefits	971	1,097	787
Disability and long-term care benefits	1,051	937	943
Interest and adjustments on policy or deposit-type funds	68	58	48
Payments on supplementary contracts with life contingencies	57	48	210
Increase (decrease) in life, annuity and long-term care reserves	(540)	1,208	2,297
Total benefits paid or provided	15,391	18,374	17,165

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,026	1,122	975
General expenses	1,001	1,161	972
Insurance taxes, licenses and fees	159	170	149
Net transfers to (from) separate accounts	(5,052)	(8,054)	(6,427)
Investment income ceded	1,190	489	2,664
Other (income) deductions	2	(1)	(264)
Total insurance expenses and other deductions	(1,674)	(5,113)	(1,931)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	1,150	833	(1,428)
Dividends to policyholders	59	76	92
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	1,091	757	(1,520)
Federal income tax expense (benefit)	(68)	(464)	(64)
Income (loss) from operations before net realized capital gains (losses)	1,159	1,221	(1,456)

Net realized capital gains (losses)	(394)	1,043	2,066
Net income (loss)	$765	$2,264	$610

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2020	$5	$3,219	$585	$4,667	$8,476
Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	5	3,219	585	5,199	9,008

Net income (loss)				2,264	2,264
Change in net unrealized capital gains (losses)				(11)	(11)
Change in net deferred income tax				(371)	(371)
Decrease (increase) in non-admitted assets				40	40
Change in liability for reinsurance in unauthorized reinsurance				(11)	(11)
Decrease (increase) in asset valuation reserves				66	66
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				(56)	(56)
Other adjustments, net			1	62	63
Balances at December 31, 2021	5	3,219	586	6,602	10,412

Net income (loss)				765	765
Change in net unrealized capital gains (losses)				99	99
Change in net deferred income tax				72	72
Decrease (increase) in non-admitted assets				(51)	(51)
Change in liability for reinsurance in unauthorized reinsurance				12	12
Decrease (increase) in asset valuation reserves				(211)	(211)
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				402	402
Other adjustments, net			-	(77)	(77)
Balances at December 31, 2022	$5	$3,219	$586	$7,033	$10,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,558	$16,051	$14,021
Net investment income received	4,280	4,490	4,139
Separate account fees	1,736	1,777	1,683
Commissions and expenses allowance on reinsurance ceded	(215)	486	593
Miscellaneous income (loss)	(85)	109	304
Benefits and losses paid	(22,681)	(26,172)	(19,600)
Net transfers from (to) separate accounts	5,034	8,065	6,462
Commissions and expenses (paid) recovered	(3,414)	(2,660)	(4,808)
Dividends paid to policyholders	(82)	(107)	(120)
Federal and foreign income and capital gain taxes (paid) recovered	44	172	(479)
Net cash provided by (used in) operating activities	1,175	2,211	2,195
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	16,627	18,296	18,253
Stocks	216	142	203
Mortgage loans on real estate	1,278	1,176	919
Real estate	114	102	315
Other invested assets	1,024	2,393	1,054
Derivatives	-	879	1,969
Net gains (losses) on cash, cash equivalents and short term investments	-	(13)	18
Total investment proceeds	19,259	22,975	22,731

Cost of investments acquired:
Bonds	19,923	22,343	21,825
Stocks	148	128	118
Mortgage loans on real estate	882	1,125	830
Real estate	333	187	216
Other invested assets	2,033	2,266	1,307
Derivatives	960	-	-
Total cost of investments acquired	24,279	26,049	24,296
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	3,595	(787)	885
Net (increase) decrease in policy loans	(27)	28	123
Net cash provided by (used in) investment activities	(1,452)	(3,833)	(557)
Financing and miscellaneous activities
Borrowed funds	(16)	2	497
Net deposits (withdrawals) on deposit-type contracts	(81)	65	233
Dividend paid to Parent	(580)	(580)	(975)
Other cash provided (applied)	(177)	(349)	1,411
Net cash provided by (used in) financing and miscellaneous activities	(854)	(862)	1,166

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,131)	(2,484)	2,804
Cash, cash equivalents and short-term investments at beginning of year	4,136	6,620	3,816
Cash, cash equivalents and short-term investments at end of year	$3,005	$4,136	$6,620

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$-	$120	$-
Mortgage loans transfer of assets	-	(87)	-
Other invested assets transfer of assets	-	(33)	-
Premium and other operating activity related to reinsurance transactions, net	-	-	2,166
Transfer of invested assets related to reinsurance and other affiliate transactions, net	-	-	(2,166)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to recessionary economic trends in markets the Company operates in, significant market volatility, increase in credit risk, strain on commodity markets and alternative long duration asset (“ALDA”) prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2022, 2021 and 2020, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2022 and 2021, the Company held reserves of $ 948 million and $ 989 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2022 and 2021. Reserves at December 31, 2022 and 2021 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 13% and 13% of the Company’s aggregate reserve for life contracts at December 31, 2022 and 2021, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2022 and 2021, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — Corporate Alternative Minimum Tax (“CAMT”) (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 will be automatically nullified on 15 June 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance was effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In December 2022, the NAIC introduced a new SAP concept for discussion to assess current guidance for disallowed negative Interest Maintenance Reserve (“IMR”). The concept would amend SSAP No. 7 – Asset Valuation Reserve and Interest Maintenance Reserve to treat negative IMR as admissible with potential guardrails to preserve surplus. The Company is monitoring this exposure and assessing the potential impact on the Company’s financial position, results of operations, and financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes authorized early adoption and January 1, 2023 implementation. The NAIC required an empty proposal in Schedule DB reporting fields and templates to record new disclosures for prohibited components and the action to adopt. Investment schedule and disclosure standards will change by 2023. This will be adopted by the Company in 2023 and is not expected to have a material impact on the financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2022, 2021 and 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2022:
U.S. government and agencies	$2,606	$1	$(512)	$2,095
States and political subdivisions	3,635	57	(347)	3,345
Foreign governments	2,783	160	(68)	2,875
Corporate bonds	41,118	280	(5,015)	36,383
Mortgage-backed and asset-backed securities	5,911	31	(579)	5,363

Total bonds	$56,053	$529	$(6,521)	$50,061

December 31, 2021:
U.S. government and agencies	$3,765	$210	$(71)	$3,904
States and political subdivisions	3,337	703	(9)	4,031
Foreign governments	2,699	65	(5)	2,759
Corporate bonds	37,476	4,929	(127)	42,278
Mortgage-backed and asset-backed securities	5,993	768	(15)	6,746

Total bonds	$53,270	$6,675	$(227)	$59,718

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2022, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$1,078	$1,077
Due after one year through five years	6,758	6,486
Due after five years through ten years	12,102	11,002
Due after ten years	30,204	26,133
Mortgage-backed and asset-backed securities	5,911	5,363

Total	$56,053	$50,061

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2022	2021

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$2,956	$442
Bonds and cash pledged in support of exchange-traded futures	155	408
Bonds and cash pledged in support of cleared interest rate swaps	680	931

Total fair value	$3,791	$1,781

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	3,842	2,974

Total carrying value	$3,948	$3,080

At December 31, 2022 and 2021, the Company held below investment grade corporate bonds of $2,902 million and $2,737 million, with an aggregate fair value of $2,762 million and $2,944 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2022

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2021
CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2022:
U.S. government and agencies	$1,936	$(423)	$138	$(89)	$2,074	$(512)
States and political subdivisions	1,922	(256)	271	(91)	2,193	(347)
Foreign governments	277	(28)	143	(40)	420	(68)
Corporate bonds	27,525	(3,913)	3,948	(1,102)	31,473	(5,015)
Mortgage-backed and asset-backed securities	4,223	(468)	256	(111)	4,479	(579)

Total	$35,883	$(5,088)	$4,756	$(1,433)	$40,639	$(6,521)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2021:
U.S. government and agencies	$109	$(1)	$588	$(70)	$697	$(71)
States and political subdivisions	297	(6)	51	(3)	348	(9)
Foreign governments	121	(3)	56	(2)	177	(5)
Corporate bonds	4,829	(106)	404	(21)	5,233	(127)
Mortgage-backed and asset-backed securities	337	(15)	6	-	343	(15)

Total	$5,693	$(131)	$1,105	$(96)	$6,798	$(227)

At December 31, 2022 and 2021, there were 2,816 and 510 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $100 million and $70 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2022, 2021 and 2020, realized capital losses include $0 million, $10 million, and $112 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 0, 14, and 52 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2022, 2021 and 2020 was $28 million, $29 million, and $0 million, respectively. There were 1, 1, and 0 restructured corporate bonds for which an impairment was recognized during 2022, 2021 and 2020, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2022	2021	2020

(in millions)
Proceeds	$14,747	$15,525	$16,955
Realized gross gains	16	153	625
Realized gross losses	(563)	(218)	(67)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2022 and 2021.

Affiliate Transactions

In 2022, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $128 million and fair value of $136 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), for $408 million.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $161 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, MRBL, for $56 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHLH, for $123 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, John Hancock Funding Company LLC, (“JHFLLC”), for $6 million.

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $243 million.

In 2020, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2020, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$32	$11	$-	$43
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	705	319	(30)	994
Affiliates*	1,589	1,589	-	3,178

Total stocks	$2,326	$1,919	$(30)	$4,215

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$20	$11	$-	$31
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	724	560	(23)	1,261
Affiliates*	1,589	1,597	-	3,186

Total stocks	$2,333	$2,168	$(23)	$4,478

* Affiliates - fair value represents the carrying value

At December 31, 2022 and 2021, there were 140 and 53 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $6 million and $10 million at December 31, 2022 and 2021, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2022, 2021 and 2020, realized capital losses include $25 million, $2 million, and $18 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 96, 25, and 144 securities, respectively. These are primarily made up of impairments on public and private common stocks.

Mortgage Loans on Real Estate

At December 31, 2022 and 2021, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2022:

Property Type	Carrying Value
(in millions)
Apartments	$3,051
Industrial	884
Office buildings	2,763
Retail	2,802
Agricultural	-
Agribusiness	262
Mixed use	6
Other	1,271
Allowance	(6)

Total mortgage loans on real estate	$11,033

December 31, 2021:

Property Type	Carrying Value
(in millions)
Apartments	$3,256
Industrial	836
Office buildings	2,720
Retail	3,013
Agricultural	-
Agribusiness	188
Mixed use	6
Other	1,417
Allowance	(6)

Total mortgage loans on real estate	$11,430

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,044
East South Central	191
Middle Atlantic	1,941
Mountain	743
New England	565
Pacific	3,585
South Atlantic	1,870
West North Central	337
West South Central	763
Canada / Other	-
Allowance	(6)

Total mortgage loans on real estate	$11,033

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,146
East South Central	182
Middle Atlantic	1,980
Mountain	755
New England	613
Pacific	3,590
South Atlantic	2,050
West North Central	335
West South Central	781
Canada / Other	4
Allowance	(6)

Total mortgage loans on real estate	$11,430

At December 31, 2022, the aggregate mortgages outstanding to any one borrower do not exceed $463 million.

During 2022, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 7.35% and 2.63% for commercial loans. The Company issued no purchase money mortgages in 2022 and 2021. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2022, 2021 and 2020, respectively. The average recorded investment in impaired loans was $46 million, $29 million, and $10 million at December 31, 2022, 2021 and 2020, respectively. The Company recognized $1 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2022, 2021 and 2020, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2022:
Recorded Investment
Current	$262	$-	$10,612	$165	$11,039
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2021:
Recorded Investment
Current	$281	$-	$10,988	$167	$11,436
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2022 and 2021. The Company was not a participant or co-lender in a mortgage loan agreement in 2022 and 2021.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2022	2021

(in millions)
AAA	$271	$319
AA	3,034	2,896
A	4,812	5,202
BBB	2,672	2,710
BB	221	275
B and lower and unrated	23	28

Total	$11,033	$11,430

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2022	2021

(in millions)
Properties occupied by the company	$200	$198
Properties held for the production of income	5,460	5,257
Properties held for sale	-	-
Less accumulated depreciation	(1,256)	(1,181)

Total	$4,404	$4,274

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2022, 2021 and 2020, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2022 and 2021.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $28 million, $31 million, and $21 million of impairments on partnerships and LLCs during the years ended December 31, 2022, 2021 and 2020, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2022, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $237 million.

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHFLLC, for $47 million.

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2022 or 2021.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2022 and 2021, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2022 and 2021.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2022 or 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2022	2021	2020

(in millions)
Income:
Bonds	$2,284	$2,171	$2,135
Preferred stocks	-	-	-
Common stocks	115	15	17
Mortgage loans on real estate	495	540	566
Real estate	485	459	461
Policy loans	166	170	177
Cash, cash equivalents and short-term investments	25	7	20
Other invested assets	1,020	1,032	783
Derivatives	440	655	493
Other income	(63)	(12)	7

Total investment income	4,967	5,037	4,659
Expenses
Investment expenses	(397)	(365)	(372)
Investment taxes, licenses and fees, excluding federal income taxes	(54)	(54)	(55)
Investment interest expense	(46)	(41)	(44)
Depreciation on real estate and other invested assets	(96)	(107)	(93)

Total investment expenses	(593)	(567)	(564)

Net investment income	$4,374	$4,470	$4,095

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2022	2021	2020

(in millions)
Realized capital gains (losses)	$(1,485)	$916	$3,010
Less amount transferred to the IMR (net of related tax benefit (expense) of $279 in 2022, $87 in 2021, and $(174) in 2020)	(1,051)	(328)	653

Realized capital gains (losses) before tax	(434)	1,244	2,357
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	(40)	201	291

Net realized capital gains (losses)	$(394)	$1,043	$2,066

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,148	$-	$-	$39	$31
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	3,575	-	-	48	294
	Foreign currency swaps	318	45	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,546	-	-	-	828
	Equity total return swaps	54	-	-	1	-

Total Derivatives in Effective Hedge Accounting Relationships		$8,641	$45	$-	$126	$1,153

Other Hedging Relationships
	Interest rate swaps	$99,848	$7,819	$2,128	$7,819	$2,128
	Interest rate treasury locks	6,865	5	1,291	5	1,291

	Interest rate options	2,533	27	-	27	-
	Interest rate futures	1,237	-	-	-	-
	Foreign currency swaps	1,391	242	151	242	151
	Foreign currency forwards	1,372	1	29	1	29
	Foreign currency futures	1,794	-	-	-	-
	Equity total return swaps	126	11	-	11	-
	Equity index options	5,753	6	114	6	114
	Equity index futures	1,916	-	-	-	-

Total Derivatives in Other Hedging Relationships		$122,835	$8,111	$3,713	$8,111	$3,713

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$3	$843
	Treasury locks	725	-	-	-	51

Total Derivatives in Replication Synthetic Asset Transactions		$5,001	$-	$-	$3	$894

Total Derivatives		$136,477	$8,156	$3,713	$8,240	$5,760

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,003	$-	$-	$152	$148
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	4,258	-	-	332	230
	Foreign currency swaps	319	26	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,914	-	-	294	77
	Equity total return swaps	46	-	-	4	-

Total Derivatives in Effective Hedge Accounting Relationships		$9,540	$26	$-	$820	$455

Other Hedging Relationships
	Interest rate swaps	$122,686	$10,409	$7,947	$10,409	$7,947
	Interest rate treasury locks	11,051	1,267	177	1,267	177
	Interest rate options	6,427	334	-	334	-
	Interest rate futures	7,718	-	-	-	-
	Foreign currency swaps	1,409	374	302	374	302
	Foreign currency forwards	1,509	3	17	3	17
	Foreign currency futures	654	-	-	-	-
	Equity total return swaps	165	23	-	23	-
	Equity index options	7,843	700	1	700	1
	Equity index futures	4,906	-	-	-	-

Total Derivatives in Other Hedging Relationships		$164,368	$13,110	$8,444	$13,110	$8,444

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$398	$15
	Treasury locks	5	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,281	$-	$-	$398	$15

Total Derivatives		$178,189	$13,136	$8,444	$14,328	$8,914

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2022, 2021 and 2020, respectively, the Company recorded unrealized gains (losses) of ($44) million, $283 million, and $376 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2022, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 24 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk and total return swap agreements to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors. The Company’s variable annuity dynamic hedging program ceased as of February 1, 2022.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2022, 2021 and 2020 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2022	2021	2020

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,657	$(878)	$19
Interest rate treasury locks	(2,378)	(861)	836
Interest rate options	(136)	(101)	204
Interest rate futures	4	80	92
Foreign currency swaps	(10)	6	7
Foreign currency forwards	(15)	(37)	16
Foreign currency futures	(13)	5	(3)
Equity total return swaps	(3)	11	(4)
Equity index options	(522)	218	122
Equity index futures	115	(18)	(48)

Total net unrealized capital gain (loss)	$(301)	$(1,575)	$1,241

Net realized capital gain (loss):
Interest rate swaps	$(470)	$1,441	$19
Interest rate treasury locks	(197)	94	1,240
Interest rate options	(43)	(19)	(3)
Interest rate futures	(551)	(677)	723
Foreign currency swaps	2	1	4
Foreign currency forwards	9	53	(17)
Foreign currency futures	(4)	43	(40)
Equity total return swaps	2	(18)	6
Equity index options	206	220	76
Equity index futures	57	(957)	(238)

Total net realized capital gain (loss)	$(989)	$181	$1,770

Total gain (loss) from derivatives in other hedging relationships	$(1,290)	$(1,394)	$3,011

The table above does not include unrealized gains (losses) of $(9) million, $14 million, ($2) million and realized gains (losses) of $22 million, ($3) million and $0 million for the years ended December 31, 2022, 2021 and 2020, respectively.    These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($796) million, ($351) million, and $144 million (including ($820) million, ($421) million, and $31 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2022, 2021 and 2020, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2022 and 2021, the Company accepted collateral consisting of cash of $4,545 million and $1,361 million, and various securities with a fair value of $423 million and $4,449 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2023	$ 241
2024	3
2025	-
2026	-
Thereafter	-

Total Future Settled Premiums	$ 244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$182	$111	$292
Current Year	$244	$(109)	$129

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2022 and 2021, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $150 million and $298 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2022 and 2021, the equity total return swap agreements with MLI had a fair value of $12 million and $25 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2022 and 2021, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $0 million and $1 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	17	17	-	-	17	-
Preferred stocks:
Industrial and misc	22	22	-	-	22	-

Total preferred stocks	22	22	-	-	22	-
Common stocks:
Industrial and misc	994	994	866	-	128	-

Total common stocks	994	994	866	-	128	-
Derivatives:
Interest rate swaps	7,819	7,819	-	7,819	-	-
Interest rate treasury locks	5	5	-	-	5	-
Interest rate options	27	27	-	-	27	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	242	242	-	242	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	11	-	-
Equity index options	6	6	-	6	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,111	8,111	-	8,079	32	-
Assets held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total assets	$137,340	$137,340	$125,924	$9,830	$1,586	$-

Liabilities:
Derivatives:
Interest rate swaps	$2,128	$2,128	$-	$2,128	$-	$-
Interest rate treasury locks	1,291	1,291	-	233	1,058	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	151	151	-	151	-	-
Foreign currency forwards	29	29	-	29	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	114	114	-	112	2	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,713	3,713	-	2,653	1,060	-
Liabilities held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total liabilities	$131,909	$131,909	$125,058	$4,404	$2,447	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	7	7	-	-	7	-

Total preferred stocks	7	7	-	-	7	-
Common stocks:
Industrial and misc	1,261	1,261	1,177	-	84	-

Total common stocks	1,261	1,261	1,177	-	84	-
Derivatives:
Interest rate swaps	10,409	10,409	-	10,409	-	-
Interest rate treasury locks	1,267	1,267	-	120	1,147	-
Interest rate options	334	334	-	60	274	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	374	374	-	374	-	-
Foreign currency forwards	3	3	-	3	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	23	23	-	-	23	-
Equity index options	700	700	-	700	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,110	13,110	-	11,666	1,444	-
Assets held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total assets	$176,233	$176,233	$158,675	$14,203	$3,355	$-

Liabilities:
Derivatives:
Interest rate swaps	$7,947	$7,947	$-	$7,947	$-	$-
Interest rate treasury locks	177	177	-	11	166	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	302	302	-	302	-	-
Foreign currency forwards	17	17	-	17	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,444	8,444	-	8,278	166	-
Liabilities held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total liabilities	$170,299	$170,299	$157,498	$10,815	$1,986	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$56,036	$47,274	$286	$44,048	$2,940
Preferred stocks	21	24	-	-	24
Mortgage loans on real estate	11,033	10,124	-	-	10,124
Cash, cash equivalents and short term investments	3,005	3,005	2,006	999	-
Policy loans	2,764	2,764	-	2,764	-
Derivatives in effective hedge accounting and RSAT relationships	45	129	-	129	-

Total assets	$72,904	$63,320	$2,292	$47,940	$13,088

Liabilities:
Consumer notes	$125	$133	$-	$-	$133
Borrowed money	500	500	-	500	-
Policy reserves	1,046	1,033	-	-	1,033
Policyholders’ and beneficiaries’ funds	1,070	1,237	-	1,237	-
Derivatives in effective hedge accounting and RSAT relationships	-	2,047	-	1,229	818

Total liabilities	$2,741	$4,950	$-	$2,966	$1,984

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$53,270	$57,139	$77	$55,235	$1,827
Preferred stocks	24	24	-	-	24
Mortgage loans on real estate	11,430	12,548	-	-	12,548
Cash, cash equivalents and short term investments	4,136	4,136	2,088	2,048	-
Policy loans	2,737	2,737	-	2,737	-
Derivatives in effective hedge accounting and RSAT relationships	26	1,218	-	966	252

Total assets	$71,623	$77,802	$2,165	$60,986	$14,651

Liabilities:
Consumer notes	$138	$165	$-	$-	$165
Borrowed money	500	500	-	500	-
Policy reserves	1,101	1,100	-	-	1,100
Policyholders’ and beneficiaries’ funds	975	1,138	-	1,138	-
Derivatives in effective hedge accounting and RSAT relationships	-	470	-	393	77

Total liabilities	$2,714	$3,373	$-	$2,031	$1,342

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,787 million and $2,579 million at December 31, 2022 and 2021, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2022, 2021 and 2020, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$17	$-	$17
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	17	-	17
Preferred stocks:
Industrial and misc	7	-	-	-	15	-	-	-	-	-	22
Total preferred stocks	7	-	-	-	15	-	-	-	-	-	22
Common stocks:
Industrial and misc	84	2	11	-	34	-	(3)	-	-	-	128
Total common stocks	84	2	11	-	34	-	(3)	-	-	-	128
Net derivatives	1,278	(545)	(1,996)	-	(81)	-	-	500	-	(184)	(1,028)
Separate account assets/liabilities	1,820	312	-	-	20	-	(764)	-	-	(1)	1,387

Total	$3,189	$(231)	$(1,985)	$-	$(12)	$-	$(767)	$500	$17	$(185)	$526

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84
Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786

Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums earned
Direct	$ 20,631	$ 21,413	$ 18,998
Assumed	459	487	522
Ceded	(7,098)	(5,969)	(7,853)
Net	$ 13,992	$ 15,931	$ 11,667

Benefits to policyholders ceded	$ (13,473)	$ (15,679)	$ (14,395)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2022, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $7,332 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(174)	$(184)	$(208)
Premiums assumed	69	74	83
Benefits ceded	(583)	(602)	(629)
Benefits assumed	233	241	252
Other reinsurance receivable (payable)	4	21	(1)
Funds held by or deposited with reinsured companies	2,601	2,741	2,885

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(531)	(329)	(536)
Other reinsurance receivable	107	69	69
Other amounts payable on reinsurance	-	-	-
Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(410)	(440)	(455)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	40	42	50
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$(2,438)
Benefits ceded, net	(27)	(29)	(8)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	2	4	2
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

Year ended
December 31,
2022
(in millions)
Premiums ceded, net	$(21,426)
Benefits ceded, net	(1,587)
Other reinsurance receivable	-
Other amounts payable on reinsurance	9

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2022, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$(113)	$(122)	$(138)
Benefits ceded, net	(581)	(374)	(439)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	65	56	59
Other amounts payable on reinsurance	-	8	6
Treaty settlement received (paid)	70	136	171

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(480)	$(487)	$(482)
Benefits ceded	(713)	(670)	(638)
Other reinsurance receivable	4	12	8
Other amounts payable on reinsurance	23	-	-
Funds held under coinsurance	9,138	9,145	8,628
Treaty settlement received (paid)	(182)	50	27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $10,094 million and $9,876 million at December 31, 2022 and 2021, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,138 million and $9,145 million at December 31, 2022 and 2021, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$17,053	$(2,865)	$(2,797)
Benefits ceded	(6,736)	(10,752)	(8,739)
Other reinsurance receivable	37	121	59
Other amounts payable on reinsurance	214	246	287
Funds withheld from unauthorized reinsurers	276	310	167
Funds held under coinsurance	-	24	-
Treaty settlement received (paid)	(264)	(315)	867

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $21 million and $693 million as a coinsurance reserve and JHUSA holds $143 million and $1,305 million as a modified coinsurance reserve at December 31, 2022 and 2021, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $8 million and $98 million at December 31, 2022 and 2021, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table above includes the 2022 and 2021 activity in MRBL related to universal life policies from Manulife Reinsurance Limited (“MRL”) that were novated to MRBL in 2020.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MRL:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$-	$-	$30
Benefits ceded	-	-	(579)
Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	-	-
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	-	-	(23)

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(27)	$(29)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(28)	(24)	(26)
Benefits assumed	17	25	23

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	4	6	6
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(13)	(26)	(20)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(118)	$(144)	$(161)
Premiums assumed	-	-	-
Benefits ceded	(35)	(57)	(44)
Benefits assumed	-	-	-
Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	39	6	9
Funds held under coinsurance	367	354	276
Treaty settlement received (paid)	(78)	(20)	(63)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2022 and 2021, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,846	$81	$1,927
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,725	81	1,806
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,725	81	1,806
(f) Deferred tax liabilities	2,007	79	2,086
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(282)	$2	$(280)

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,705	$69	$1,774
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,584	69	1,653
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,584	69	1,653
(f) Deferred tax liabilities	1,854	143	1,997
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(270)	$(74)	$(344)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$141	$12	$153
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	141	12	153
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	141	12	153
(f) Deferred tax liabilities	153	(64)	89
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(12)	$76	$64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2022 and 2021, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$2	$2

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	366	-	366
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	366	-	366
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,625	-	1,625
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,359	79	1,438
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,725	$81	$1,806

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$59	$59

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	350	-	350
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	350	-	350
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,561	-	1,561
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,234	10	1,244
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,584	$69	$1,653

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7)	(8)	(9)
	(Col 1 -4)	(Col 2 -5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(57)	$(57)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	16	-	16
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	16	-	16
2. Adjusted gross deferred tax assets allowed per limitation threshold.	64	-	64
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	125	69	194
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$141	$12	$153

	2022	2021
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	855%	882%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,832	$10,404

Impact of tax planning strategies is as follows:

	December 31, 2022
	(1)	(2)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,725	$81
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,725	$81
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,584	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,584	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$141	$12
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$141	$12
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2022	2021	Change
(in millions)

1. Current income tax
(a) Federal	$(68)	$(464)	$ 396
(b) Foreign	-	-	-
(c) Subtotal	(68)	(464)	396
(d) Federal income tax expense (benefit) on net capital gains	(40)	201	(241)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(108)	$(263)	$ 155

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 -2)
	2022	2021	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	712	703	9
(4) Investments	93	98	(5)
(5) Deferred acquisition costs	596	540	56
(6) Policyholder dividends accrual	41	44	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	71	75	(4)
(9) Pension accrual	22	26	(4)
(10) Receivables - nonadmitted	54	58	(4)
(11) Net operating loss carryforward	50	-	50
(12) Tax credit carry-forward	182	122	60
(13) Other (including items <5% of total ordinary tax assets)	25	39	(14)

(99) Subtotal	$1,846	$1,705	$141

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,725	$1,584	$141

(e) Capital:
(1) Investments	$81	$69	$12
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$81	$69	$12

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$81	$69	$12
(i) Admitted deferred tax assets (2(d)+2(h))	$1,806	$1,653	$153

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,827	$1,595	$232
(2) Fixed assets	16	22	(6)
(3) Deferred and uncollected premium	7	7	-
(4) Policyholder reserves	138	187	(49)
(5) Other (including items <5% of total ordinary tax liabilities)	19	43	(24)

(99) Subtotal	$2,007	$1,854	$153
(b) Capital:
(1) Investments	$79	$143	$(64)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$79	$143	$(64)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,086	$1,997	$89

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(280)	$(344)	$64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2022	2021	Change

(in millions)

Total deferred tax assets	$1,806	$1,653	$153
Total deferred tax liabilities	2,086	1,997	89

Net deferred tax assets (liabilities)	$(280)	$(344)	$64

Tax effect of unrealized gains and losses			(13)
Tax effect of unrealized foreign exchange gains (losses)			5
Other

Change in net deferred income taxes			$72

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2022	2021	2020

(in millions)

Ordinary provisions computed at statutory rate	$18	$183	$67
Net realized capital gains (losses) before IMR at statutory rate	(101)	168	246
Reinsurance	87	(14)	47
Tax-exempt income	24	(16)	(18)
Nondeductible expenses	2	2	3
Foreign tax expense gross up	6	5	5
Amortization of IMR	(22)	(31)	(87)
Tax recorded in surplus	(22)	7	(11)
Dividend received deduction	(112)	(119)	(95)
Investment in subsidiaries	(13)	(16)	(15)
Prior year adjustment	(20)	(26)	(12)
Tax credits	(29)	(22)	(21)
Change in tax reserve	-	(12)	1
Tax rate change	-	-	(32)
Other	2	(1)	-

Total	$(180)	$108	$78

Federal and foreign income taxes incurred	$(68)	$(464)	$(64)
Capital gains tax	(40)	201	291
Change in net deferred income taxes	(72)	371	(149)

Total statutory income tax expense (benefit)	$(180)	$108	$78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)
Net Operating Losses	2020	N/A	-
	2021	N/A	108
	2022	N/A	131

			$239

General Business Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	-
	2014	2034	-
	2015	2035	-
	2016	2036	-
	2017	2037	-
	2018	2038	-
	2019	2039	-
	2020	2040	-
	2021	2041	2

			$123

Foreign Tax Credits
	2020	2030	1
	2021	2031	29
	2022	2032	29

			$59

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $277 million for the years 2022, 2021 and 2020 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are ($60) million and $27 million at December 31, 2022 and 2021, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company is appealing. The audit of tax years 2019 and 2020 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2022	2021
(in millions)
Balance at beginning of year	$68	$72
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	17
Reductions for tax positions of prior years	-	(21)
Balance at end of year	$68	$68

Included in the balances as of December 31, 2022 and 2021, are $68 million and $68 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2022 and 2021, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2022, 2021 and 2020, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2022 and 2021, respectively. The Company did not recognize any material penalties for the years ended December 31, 2022, 2021 and 2020.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations that qualify as an “applicable corporation” based on the controlled group’s adjusted financial statement income. The Company has not determined if it will ultimately pay CAMT in 2023. As of December 31, 2022, the financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2022, 2021 and 2020, the Company paid ordinary dividends of $580 million, $580 million and $975 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2022 and 2021, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2022. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2022, 2021 and 2020. Total interest paid through December 31, 2022 was $946 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 107 basis points and is payable semi-annually. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. Interest expense was $4 million, $2 million, and $3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Total interest paid through December 31, 2022 was $37 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $229 million, $236 million, and $178 million, respectively, for the years ended December 31, 2022, 2021 and 2020.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $662 million, $716 million, and $688 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2022, 2021 and 2020, respectively, the Company received dividends of $25 million, $27 million, and $21 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $61 million, $76 million, and $72 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $219 million, $286 million, and $217 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2022 and 2021, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $617 million and $602 million at December 31, 2022 and 2021, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2022	2021

(In millions)
The Manufacturers Investment Corporation	$33	$72
John Hancock Financial Corporation	60	126
Manulife Reinsurance Limited	31	10
Manulife Reinsurance (Bermuda) Limited	97	117
Manulife (Michigan) Reassurance Company	18	9
John Hancock Life & Health Insurance Company	149	177
John Hancock Reassurance Company, Ltd.	297	88
John Hancock Life Insurance Company New York	318	309
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	13	20
John Hancock Subsidiaries LLC	50	20
John Hancock Insurance Agency, Inc.	16	14
Essex Corporation	1	1
John Hancock Signature Services, Inc.	3	1
John Hancock Realty Advisors, Inc.	7	2
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	62	80
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	30	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	20	22
John Hancock Retirement Plan Services LLC	17	27
The Berkeley Financial Group, LLC	2	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	31	26
JH Networking Insurance Agency, Inc.	8	7
John Hancock Financial Network, Inc.	42	43
Manulife Investment Management Timberland and Agriculture, Inc.	14	30
Manulife Investment Management Forest Management, Inc.	8	5
John Hancock Personal Financial Services, LLC	4	4
Guide Financial, Inc.	18	-
John Hancock Funding Company LLC	(11)	37
Total	$1,338	$1,288

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2022, 2021 and 2020, the Company held a common stock investment in MMRC of $506 million, $417 million and $381 million, respectively. As of December 31, 2022, 2021 and 2020, MMRC’s total admitted assets included an $982 million, $861 million, and $764 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2022, 2021 and 2020, without the modification the Company’s investment in MMRC would be ($476) million, ($444) million and ($383) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $487 million, purchase other invested assets of $2,499 million, purchase real estate of $277 million, and issue agricultural and commercial mortgages of $27 million at December 31, 2022. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2023.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2023	$3
2024	2
2025	1
2026	1
2027	-
Thereafter	10

Total	$17

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

The Company received notification of the order for rehabilitation of Time Insurance Company (“Time”). On May 9, 2022, in connection with the Commissioner of Insurance of the State of Wisconsin, the Company and Time entered into an assumption agreement with the Company taking over management for the related block of long-term care policies. The agreement is effective as of July 1, 2022. Prior to this agreement, the Company reinsured all rights and responsibilities with respect to Time’s policyholders. As a result of the agreement, the Company is now the direct writer of the policies. The Company does not expect that this event will result in any negative impacts on the Company’s financial position or results of operations.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class policies in the COI increase block made up approximately two-thirds of the total face amount of the policies in the COI increase block. The class case was settled effective May 17, 2022, and the settlement has been implemented. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were also filed; nine in federal court and three in state court. Each of the lawsuits, except two, have been brought by plaintiffs who own multiple policies. All of the pending federal cases, which made up approximately 21% of the total face amount of policies in the COI increase block, have now been settled. The three state court cases are still pending. There are also policies that have been “opted out” of the class settlement, and although no litigation is pending with respect to those policies, future litigation is possible if not probable. The remaining ‘opted out’ policies constitute about 16% (by face value) of the COI increase block. The Company continues to defend the three remaining state court individual lawsuits. In 2021, the Company recorded an accrual in relation to all of the COI litigation. The accrual was increased in 2022 and again in 2023 neither of which had a material impact on the Company’s financial position.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$288	$97	$1,011	$1,396	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	299	-	111,914	112,213	86%

Total with adjustment or at fair value	587	97	112,925	113,609	87%
At book value without adjustment (minimal or no charge or adjustment)	3,766	-	-	3,766	3%
Not subject to discretionary withdrawal	13,393	136	202	13,731	10%

Total (gross)	17,746	233	113,127	131,106	100%

Reinsurance ceded	8,284	-	-	8,284

Total (net)	$9,462	$233	$113,127	$122,822

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$329	$157	$1,423	$1,909	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	192	-	140,847	141,039	87%

Total with adjustment or at fair value	521	157	142,270	142,948	88%
At book value without adjustment (minimal or no charge or adjustment)	4,199	-	-	4,199	3%
Not subject to discretionary withdrawal	13,701	175	285	14,161	9%

Total (gross)	18,421	332	142,555	161,308	100%

Reinsurance ceded	8,889	-	-	8,889

Total (net)	$9,532	$332	$142,555	$152,419

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,062	6,053	6,231
c. Universal Life with Secondary Guarantees	14,177	12,611	26,319
d. Indexed Universal Life	182	179	194
e. Indexed Universal Life with Secondary Guarantees	3,723	3,148	3,858
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	15,903	15,903	15,985
h. Variable Life	29	14	23
i. Variable Universal Life	3,059	3,044	2,953
j. Miscellaneous Reserves	-	-	7,958
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	2,937
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	25
d. Disability - Disabled Lives	-	-	127
e. Miscellaneous Reserves	-	-	231

(3) Total (gross: direct + assumed)	$43,135	$40,952	$66,848
(4) Reinsurance Ceded	10,714	10,206	21,679

(5) Total (net) (3) - (4)	$32,421	$30,746	$45,169

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,792	$1,769	$1,791
i. Variable Universal Life	12,925	12,643	12,679
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,717	$14,412	$14,470
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,717	$14,412	$14,470

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,017	6,004	6,088
c. Universal Life with Secondary Guarantees	14,323	12,741	26,002
d. Indexed Universal Life	177	172	164
e. Indexed Universal Life with Secondary Guarantees	2,992	2,511	3,523
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	16,553	16,553	16,639
h. Variable Life	29	15	24
i. Variable Universal Life	3,062	3,047	2,958
j. Miscellaneous Reserves	-	-	7,328
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,011
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	30
d. Disability - Disabled Lives	-	-	141
e. Miscellaneous Reserves	-	-	252

(3) Total (gross: direct + assumed)	$43,153	$41,043	$66,167
(4) Reinsurance Ceded	11,235	10,711	21,246

(5) Total (net) (3) - (4)	$31,918	$30,332	$44,921

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,367	$2,335	$2,366
i. Variable Universal Life	16,184	15,918	15,959
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$18,551	$18,253	$18,325
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$18,551	$18,253	$18,325

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15.	Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2022	2021	2022	2021

Group Annuity Contracts (401K)	$90,020	$111,384	$-	$-
Variable and Fixed Annuities	20,885	28,057	19	18
Life Insurance	14,830	18,807	-	-
Fixed Products - Institutional and stable value fund	1,191	1,872	-	-
Fixed Products - Retail	26	35	112	168
Investments - Funds	1,113	1,514	-	-

Total	$128,065	$161,669	$131	$186

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2022	$157	$76
2021	$164	$51
2020	$177	$61
2019	$196	$67
2018	$-	$-

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2022	2021
(in millions, except for ages)
Account value	$20,916	$28,162
Amount of reserve held	330	1,733
Net amount at risk - gross	8,110	3,857
Weighted average attained age	74	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2022 and 2021:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2022 and 2021, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2022 and 2021, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2022	2021
(in millions)
Type of Fund
Equity	$20,950	$28,328
Balanced	6,244	8,142
Bonds	4,473	5,297
Money Market	469	414

Total	$32,136	$42,181

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2022			2021
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$1	$14,869	$14,870	$-	$15,562	$15,562

Reserves for accounts with assets at:
Fair value	233	127,598	127,831	332	160,880	161,212
Amortized cost	-	-	-	-	-	-
Total	$233	$127,598	$127,831	$332	$160,880	$161,212

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2022			2021
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$97	$1,011	$1,108	$157	$1,423	$1,580
At book value without fair value adjustments and with current surrender charge of 5% or more	-	873	873	-	1,078	1,078
At fair value	-	124,420	124,420	-	156,333	156,333
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,092	1,092	-	1,761	1,761
Subtotal	97	127,396	127,493	157	160,595	160,752
Not subject to discretionary withdrawal	136	202	338	175	285	460
Total	$233	$127,598	$127,831	$332	$160,880	$161,212

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2022	2021	2020
(in millions)
Transfers to separate accounts	$15,744	$16,883	$18,902
Transfers from separate accounts	20,796	24,937	25,329
Net transfers to (from) separate accounts	$(5,052)	$(8,054)	$(6,427)

16.	Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $25 million, $29 million, and $32 million in 2022, 2021 and 2020, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2022, 2021 and 2020, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $240 million and $297 million at December 31, 2022 and 2021, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2022, 2021 and 2020, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2022 and 2021 was $151 million and $169 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2022 and 2021 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2022, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17.	Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2022, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2022, the Company had no outstanding borrowings under the agreement.

At December 31, 2022, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2022, the Company had no outstanding borrowings under the agreement.

At December 31, 2022, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2022. At December 31, 2022, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2022, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2022, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $4 million and $2 million for the years ended December 31, 2022 and 2021.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2022, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2023. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 159 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2022, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. Effective June 30, 2022, the loan facility was terminated. The Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2022 and 2021 was $125 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Aggregate maturities of consumer notes are as follows: 2023-$33 million; 2024-$0 million; 2025-$0 million; 2026-$0 million; 2027-$40 million; and thereafter $52 million.

Interest expense on consumer notes, included in benefits to policyholders, was $9 million, $6 million, and $8 million in 2022, 2021 and 2020, respectively. Interest paid amounted to $7 million, $8 million, and $8 million in 2022, 2021 and 2020, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2021
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2022 and 2021, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,654	$1,760	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$1,654	$1,760	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$2,278	$2,031	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$2,278	$2,031	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,105	$2,017	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$2,105	$2,017	$500

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,460	$2,159	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$2,460	$2,159	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2021
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2022 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18.	Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2022	2021
(in millions)
Assets:
Bonds	$1,509	$1,594
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	469	407
Real estate	603	639
Cash, cash equivalents and short-term investments	7	20
Policy loans	1,636	1,636
Other invested assets	758	614
Total cash and invested assets	4,982	4,910
Investment income due and accrued	100	100
Premiums due	3	3
Net deferred tax asset	39	35
Other reinsurance receivable	23	239
Other closed block assets	-	1
Total closed block assets	$5,147	$5,288

Obligations:
Policy reserves	3,989	4,079
Policyholders’ and beneficiaries’ funds	51	53
Dividends payable to policyholders	184	251
Policy benefits in process of payment	133	125
Other policy obligations	-	2
Current federal income taxes payable	307	332
Other closed block obligations	281	195
Total closed block obligations	$4,945	$5,037

19.	Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2022 financial statements through March 30, 2023, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D     F I N A N C I A L     S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2022

John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2022

2 of 77

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) as of December 31, 2022, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 30, 2023

3 of 77

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Health Sciences Trust Series II
500 Index Fund Series II	High Yield Trust Series I
500 Index Fund Series NAV	High Yield Trust Series II
Active Bond Trust Series I	International Equity Index Series I
Active Bond Trust Series II	International Equity Index Series II
American Asset Allocation Trust Series I	International Equity Index Series NAV
American Asset Allocation Trust Series II	International Small Company Trust Series I
American Asset Allocation Trust Series III	International Small Company Trust Series II
American Global Growth Trust Series II	Investment Quality Bond Trust Series I
American Global Growth Trust Series III	Investment Quality Bond Trust Series II
American Growth Trust Series II	Lifestyle Balanced Portfolio Series I
American Growth Trust Series III	Lifestyle Balanced Portfolio Series II
American Growth-Income Trust Series I	Lifestyle Conservative Portfolio Series I
American Growth-Income Trust Series II	Lifestyle Conservative Portfolio Series II
American Growth-Income Trust Series III	Lifestyle Growth Portfolio Series I
American International Trust Series II	Lifestyle Growth Portfolio Series II
American International Trust Series III	Lifestyle Growth Portfolio Series NAV
Basic Value Focus	Lifestyle Moderate Portfolio Series I
Blue Chip Growth Trust Series I	Lifestyle Moderate Portfolio Series II
Blue Chip Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Balanced Portfolio Series II
Capital Appreciation Trust Series II	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Value Trust Series II	Managed Volatility Conservative Portfolio Series II
Core Bond Trust Series I	Managed Volatility Growth Portfolio Series I
Core Bond Trust Series II	Managed Volatility Growth Portfolio Series II
Disciplined Value International Trust Series I	Managed Volatility Growth Portfolio Series NAV
Disciplined Value International Trust Series II	Managed Volatility Moderate Portfolio Series I
DWS Equity 500 Index	Managed Volatility Moderate Portfolio Series II
Emerging Markets Value Trust Series II	Mid Cap Growth Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Growth Trust Series II
Equity Income Trust Series I	Mid Cap Index Trust Series I
Equity Income Trust Series II	Mid Cap Index Trust Series II
Financial Industries Trust Series I	Mid Value Trust Series I
Financial Industries Trust Series II	Mid Value Trust Series II
Fundamental All Cap Core Trust Series II	Money Market Trust Series I
Fundamental Large Cap Value Trust Series I	Money Market Trust Series II
Fundamental Large Cap Value Trust Series II	Money Market Trust Series NAV
Global Allocation	Opportunistic Fixed Income Trust Series I
Global Equity Trust Series I	Opportunistic Fixed Income Trust Series II
Global Equity Trust Series II	PIMCO All Asset
Health Sciences Trust Series I	Real Estate Securities Trust Series I

4 of 77

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

Real Estate Securities Trust Series II	Small Cap Value Trust Series I
Science & Technology Trust Series I	Small Cap Value Trust Series II
Science & Technology Trust Series II	Small Company Value Trust Series I
Select Bond Trust Series I	Small Company Value Trust Series II
Select Bond Trust Series II	Strategic Income Opportunities Trust Series I
Short Term Government Income Trust Series I	Strategic Income Opportunities Trust Series II
Short Term Government Income Trust Series II	Total Bond Market Series Trust NAV
Small Cap Index Trust Series I	Total Bond Market Trust Series II
Small Cap Index Trust Series II	Total Stock Market Index Trust Series I
Small Cap Opportunities Trust Series I	Total Stock Market Index Trust Series II
Small Cap Opportunities Trust Series II	Ultra Short Term Bond Trust Series I
Small Cap Stock Trust Series I	Ultra Short Term Bond Trust Series II
Small Cap Stock Trust Series II	Value Opportunities

5 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$127,760,529	$54,823,312	$153,820,879	$16,740,006	$87,946,816	$93,482,230

Net Assets

Contracts in accumulation	$126,765,709	$54,744,762	$153,642,546	$16,672,026	$87,792,985	$92,734,579

Contracts in payout (annuitization)	994,820	78,550	178,333	67,980	153,831	747,651

Total net assets	$127,760,529	$54,823,312	$153,820,879	$16,740,006	$87,946,816	$93,482,230

Units outstanding	3,673,181	1,674,675	4,259,327	895,778	5,033,935	3,872,750

Unit value	$34.78	$32.74	$36.11	$18.69	$17.47	$24.14

Shares	3,139,079	1,346,349	3,779,383	2,076,924	10,884,507	9,747,886

Cost	$102,339,024	$51,044,922	$111,262,023	$20,116,331	$106,245,407	$119,762,115

See accompanying notes.

6 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III

Total Assets

Investments at fair value	$659,778,375	$100,583,185	$104,914,910	$24,770,727	$412,683,943	$75,805,408

Net Assets

Contracts in accumulation	$658,948,599	$100,570,280	$104,852,792	$24,770,727	$411,970,365	$75,764,265

Contracts in payout (annuitization)	829,776	12,905	62,118	-	713,578	41,143

Total net assets	$659,778,375	$100,583,185	$104,914,910	$24,770,727	$412,683,943	$75,805,408

Units outstanding	28,499,623	3,460,428	3,760,722	724,713	7,242,498	1,725,087

Unit value	$23.15	$29.07	$27.90	$34.18	$56.98	$43.94

Shares	68,726,914	10,477,415	7,686,074	1,796,282	31,287,638	5,703,943

Cost	$846,425,529	$130,271,536	$118,962,709	$27,254,729	$534,823,673	$97,468,494

See accompanying notes.

7 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus

Total Assets

Investments at fair value	$85,073,487	$320,033,819	$162,592,100	$177,206,187	$26,481,898	$2,961,234

Net Assets

Contracts in accumulation	$84,815,813	$319,505,693	$162,519,839	$176,999,384	$26,459,385	$2,948,118

Contracts in payout (annuitization)	257,674	528,126	72,261	206,803	22,513	13,116

Total net assets	$85,073,487	$320,033,819	$162,592,100	$177,206,187	$26,481,898	$2,961,234

Units outstanding	1,782,308	7,526,589	4,416,317	6,828,038	1,632,200	52,026

Unit value	$47.73	$42.52	$36.82	$25.95	$16.22	$56.92

Shares	5,986,875	22,649,244	11,474,390	11,790,166	1,768,998	253,097

Cost	$95,731,535	$351,021,126	$179,951,532	$213,938,513	$31,722,743	$3,376,804

See accompanying notes.

8 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I

Total Assets

Investments at fair value	$160,108,435	$67,860,758	$108,677,926	$39,632,396	$217,019,018	$41,128,373

Net Assets

Contracts in accumulation	$159,414,742	$67,708,125	$107,982,428	$39,594,346	$216,943,371	$41,051,035

Contracts in payout (annuitization)	693,693	152,633	695,498	38,050	75,647	77,338

Total net assets	$160,108,435	$67,860,758	$108,677,926	$39,632,396	$217,019,018	$41,128,373

Units outstanding	2,448,109	1,554,138	3,316,559	856,947	6,772,822	2,615,079

Unit value	$65.40	$43.66	$32.77	$46.25	$32.04	$15.73

Shares	8,865,362	4,061,087	33,133,514	15,727,141	20,590,040	3,725,396

Cost	$264,019,990	$118,802,064	$166,581,383	$69,585,977	$242,910,357	$49,585,322

See accompanying notes.

9 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Core Bond Trust Series II	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV

Total Assets

Investments at fair value	$42,531,559	$40,692,743	$36,710,862	$10,368,773	$22,632,968	$960,777

Net Assets

Contracts in accumulation	$42,455,600	$40,513,489	$36,646,789	$10,339,259	$22,627,493	$960,777

Contracts in payout (annuitization)	75,959	179,254	64,073	29,514	5,475	-

Total net assets	$42,531,559	$40,692,743	$36,710,862	$10,368,773	$22,632,968	$960,777

Units outstanding	2,852,202	1,868,162	1,601,787	181,783	1,944,014	79,506

Unit value	$14.91	$21.78	$22.92	$57.04	$11.64	$12.08

Shares	3,855,989	3,094,505	2,793,825	451,012	2,545,891	108,318

Cost	$51,487,199	$39,020,201	$35,860,149	$8,786,764	$24,372,788	$1,042,267

See accompanying notes.

10 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I

Total Assets

Investments at fair value	$151,170,224	$97,549,981	$6,688,251	$10,947,668	$36,465,849	$174,002,203

Net Assets

Contracts in accumulation	$150,191,022	$97,417,242	$6,673,262	$10,945,734	$36,437,048	$172,826,800
Contracts in payout (annuitization)	979,202	132,739	14,989	1,934	28,801	1,175,403

Total net assets	$151,170,224	$97,549,981	$6,688,251	$10,947,668	$36,465,849	$174,002,203

Units outstanding	2,187,398	2,730,982	225,480	361,660	671,076	4,281,429
Unit value	$69.11	$35.72	$29.66	$30.27	$54.34	$40.64

Shares	10,852,134	7,058,609	597,165	989,843	1,481,749	7,692,405
Cost	$160,170,522	$102,257,826	$8,080,255	$13,422,731	$36,652,256	$155,907,575

See accompanying notes.

11 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Fundamental Large Cap Value Trust Series II	Global Allocation	Global Equity Trust Series I	Global Equity Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II

Total Assets

Investments at fair value	$122,946,480	$219,189	$195,696,697	$17,113,911	$42,044,405	$49,020,551

Net Assets
Contracts in accumulation	$122,789,092	$219,189	$195,262,087	$17,096,940	$42,001,945	$49,005,883
Contracts in payout (annuitization)	157,388	-	434,610	16,971	42,460	14,668

Total net assets	$122,946,480	$219,189	$195,696,697	$17,113,911	$42,044,405	$49,020,551

Units outstanding	3,394,774	9,402	8,482,151	752,972	411,937	512,723
Unit value	$36.22	$23.31	$23.07	$22.73	$102.07	$95.61

Shares	5,382,946	14,931	10,040,877	884,440	1,763,608	2,364,715
Cost	$115,090,415	$250,359	$191,622,962	$17,123,314	$45,974,237	$56,758,422

See accompanying notes.

12 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets

Investments at fair value	$38,717,745	$30,200,254	$13,430,299	$14,201,520	$7,770,617	$12,702,873

Net Assets

Contracts in accumulation	$38,612,153	$30,073,568	$13,356,166	$14,176,796	$7,767,969	$12,670,297
Contracts in payout (annuitization)	105,592	126,686	74,133	24,724	2,648	32,576

Total net assets	$38,717,745	$30,200,254	$13,430,299	$14,201,520	$7,770,617	$12,702,873

Units outstanding	2,135,202	1,353,387	823,720	900,501	605,370	606,448
Unit value	$18.13	$22.31	$16.30	$15.77	$12.84	$20.95

Shares	9,004,127	6,817,213	823,440	869,126	476,433	1,083,863
Cost	$45,837,531	$36,032,182	$14,819,706	$15,551,252	$7,689,226	$13,873,500

See accompanying notes.

13 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	International Small Company Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I

Total Assets

Investments at fair value	$7,379,704	$86,508,231	$41,220,001	$26,300,989	$485,007,955	$11,873,119

Net Assets

Contracts in accumulation	$7,360,175	$86,208,471	$41,129,682	$26,300,989	$484,944,802	$11,873,119
Contracts in payout (annuitization)	19,529	299,760	90,319	-	63,153	-

Total net assets	$7,379,704	$86,508,231	$41,220,001	$26,300,989	$485,007,955	$11,873,119

Units outstanding	370,155	4,703,511	2,454,071	1,562,981	27,983,824	832,986
Unit value	$19.94	$18.39	$16.80	$16.83	$17.33	$14.25

Shares	630,744	9,372,506	4,461,039	2,095,696	38,553,892	1,078,394
Cost	$8,426,897	$105,071,498	$50,714,368	$31,880,175	$581,513,787	$14,880,871

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II

Total Assets

Investments at fair value	$101,196,744	$178,496,829	$3,670,788,124	$5,114,645	$10,339,466	$152,100,328

Net Assets

Contracts in accumulation	$101,082,257	$178,125,606	$3,670,143,139	$5,114,645	$10,339,466	$152,098,024
Contracts in payout (annuitization)	114,487	371,223	644,985	—	—	2,304

Total net assets	$101,196,744	$178,496,829	$3,670,788,124	$5,114,645	$10,339,466	$152,100,328

Units outstanding	7,055,024	9,355,754	192,349,325	320,966	649,190	9,315,496
Unit value	$14.34	$19.08	$19.08	$15.94	$15.93	$16.33

Shares	9,174,682	13,573,903	278,723,472	388,946	863,782	12,675,027
Cost	$126,369,158	$218,499,844	$4,465,498,968	$6,211,312	$12,755,212	$186,643,435

See accompanying notes.

15 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II

Total Assets

Investments at fair value	$245,262,112	$2,843,530,346	$54,880,011	$473,587,589	$283,530,432	$4,099,191,520

Net Assets

Contracts in accumulation	$244,693,709	$2,841,147,460	$54,778,175	$472,984,681	$283,075,888	$4,096,986,524
Contracts in payout (annuitization)	568,403	2,382,886	101,836	602,908	454,544	2,204,996

Total net assets	$245,262,112	$2,843,530,346	$54,880,011	$473,587,589	$283,530,432	$4,099,191,520

Units outstanding	10,854,238	138,385,966	2,621,740	27,255,505	12,861,753	195,624,567
Unit value	$22.60	$20.55	$20.93	$17.38	$22.04	$20.95

Shares	24,550,762	286,935,454	5,692,947	49,538,451	26,277,148	381,675,188
Cost	$301,838,114	$3,491,187,143	$65,074,499	$558,745,070	$342,155,202	$4,887,060,474

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series II	Mid Cap Index Trust Series I

Total Assets

Investments at fair value	$362,803	$86,725,572	$899,138,823	$99,034,879	$51,534,786	$65,111,648

Net Assets

Contracts in accumulation	$362,803	$86,364,002	$897,524,127	$98,799,425	$51,492,404	$64,839,246
Contracts in payout (annuitization)	-	361,570	1,614,696	235,454	42,382	272,402

Total net assets	$362,803	$86,725,572	$899,138,823	$99,034,879	$51,534,786	$65,111,648

Units outstanding	17,075	3,722,100	45,277,668	2,220,214	977,510	1,258,994
Unit value	$21.25	$23.30	$19.86	$44.61	$52.72	$51.72

Shares	33,562	9,024,513	94,447,355	13,622,404	9,057,079	3,595,342
Cost	$419,733	$107,721,218	$1,117,040,641	$185,438,613	$106,495,970	$73,281,803

See accompanying notes.

17 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Mid Cap Index Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust Series NAV

Total Assets

Investments at fair value	$46,890,441	$39,854,870	$43,819,159	$14,924,903	$61,113,911	$3,267,861

Net Assets

Contracts in accumulation	$46,711,121	$39,788,891	$43,788,171	$14,671,032	$60,852,161	$3,263,498
Contracts in payout (annuitization)	179,320	65,979	30,988	253,871	261,750	4,363

Total net assets	$46,890,441	$39,854,870	$43,819,159	$14,924,903	$61,113,911	$3,267,861

Units outstanding	994,631	888,759	1,072,128	1,042,549	5,524,197	272,176
Unit value	$47.14	$44.84	$40.87	$14.32	$11.06	$12.01

Shares	2,607,922	4,005,515	4,399,514	14,924,903	61,113,911	3,267,861
Cost	$53,564,376	$41,657,566	$46,389,720	$14,924,903	$61,113,911	$3,267,861

See accompanying notes.

18 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I

Total Assets

Investments at fair value	$15,626,439	$38,727,162	$4,827,209	$20,395,449	$24,322,518	$75,825,526

Net Assets

Contracts in accumulation	$15,557,197	$38,680,956	$4,820,734	$20,358,833	$24,273,790	$75,356,072
Contracts in payout (annuitization)	69,242	46,206	6,475	36,616	48,728	469,454

Total net assets	$15,626,439	$38,727,162	$4,827,209	$20,395,449	$24,322,518	$75,825,526

Units outstanding	538,059	2,079,490	215,231	333,886	549,031	1,536,361
Unit value	$29.04	$18.62	$22.43	$61.09	$44.30	$49.35

Shares	1,491,072	3,759,919	546,064	1,169,464	1,395,440	6,508,629
Cost	$18,799,059	$46,546,523	$5,649,546	$22,315,974	$28,491,662	$137,920,859

See accompanying notes.

19 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Science & Technology Trust Series II	Select Bond Trust Series I	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I

Total Assets

Investments at fair value	$36,140,362	$128,850,648	$366,982,080	$16,346,851	$14,649,966	$8,726,177

Net Assets

Contracts in accumulation	$36,098,260	$128,683,541	$366,731,249	$16,230,703	$14,625,565	$8,698,858
Contracts in payout (annuitization)	42,102	167,107	250,831	116,148	24,401	27,319

Total net assets	$36,140,362	$128,850,648	$366,982,080	$16,346,851	$14,649,966	$8,726,177

Units outstanding	646,920	9,514,937	29,877,544	1,461,919	1,367,346	235,668
Unit value	$55.87	$13.54	$12.28	$11.18	$10.71	$37.03

Shares	3,756,794	11,243,512	31,967,080	1,494,228	1,337,896	754,207
Cost	$71,921,829	$152,885,720	$423,170,338	$18,083,369	$16,064,993	$11,152,301

See accompanying notes.

20 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I	Small Cap Stock Trust Series II	Small Cap Value Trust Series I

Total Assets

Investments at fair value	$21,899,791	$28,129,441	$22,525,866	$720,697	$18,864,823	$596,016

Net Assets

Contracts in accumulation	$21,819,212	$28,091,993	$22,454,462	$720,697	$18,859,771	$596,016

Contracts in payout (annuitization)	80,579	37,448	71,404	-	5,052	-

Total net assets	$21,899,791	$28,129,441	$22,525,866	$720,697	$18,864,823	$596,016

Units outstanding	594,316	542,624	469,705	21,856	469,512	17,466

Unit value	$36.85	$51.84	$47.96	$32.97	$40.18	$34.12

Shares	1,909,310	1,094,105	902,117	143,280	4,407,669	44,182

Cost	$27,124,669	$29,577,709	$24,122,597	$1,148,030	$32,153,351	$735,121

See accompanying notes.

21 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV

Total Assets

Investments at fair value	$18,815,093	$28,198,645	$26,927,326	$20,707,646	$24,729,674	$67,722,456

Net Assets

Contracts in accumulation	$18,801,174	$28,102,620	$26,904,780	$20,543,483	$24,659,735	$67,699,007

Contracts in payout (annuitization)	13,919	96,025	22,546	164,163	69,939	23,449

Total net assets	$18,815,093	$28,198,645	$26,927,326	$20,707,646	$24,729,674	$67,722,456

Units outstanding	550,702	540,386	670,069	912,111	1,186,898	5,485,644

Unit value	$34.17	$52.18	$40.19	$22.70	$20.84	$12.35

Shares	1,409,370	3,208,037	3,256,025	1,698,740	2,023,705	7,713,264

Cost	$21,803,966	$32,178,048	$30,377,494	$22,953,797	$27,633,759	$79,441,821

See accompanying notes.

22 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Value Opportunities

Total Assets

Investments at fair value	$44,234,478	$37,462,726	$32,977,588	$8,021,253	$208,868,112	$2,041,942

Net Assets

Contracts in accumulation	$44,233,716	$37,326,575	$32,852,688	$8,021,253	$208,743,154	$2,041,942

Contracts in payout (annuitization)	762	136,151	124,900	-	124,958	-

Total net assets	$44,234,478	$37,462,726	$32,977,588	$8,021,253	$208,868,112	$2,041,942

Units outstanding	3,903,200	1,091,154	786,372	671,856	19,135,375	21,348

Unit value	$11.33	$34.33	$41.94	$11.94	$10.92	$95.65

Shares	5,026,645	1,799,362	1,593,120	733,875	19,109,617	114,011

Cost	$52,694,869	$39,860,805	$34,510,035	$8,217,662	$213,623,042	$2,645,321

See accompanying notes.

23 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,710,413	$2,131,281	$593,622	$801,395	$2,137,473	$2,710,334

Expenses:

Mortality and expense risk and administrative charges	(2,096,875)	(2,356,418)	(979,796)	(1,123,129)	(1,750,686)	(2,073,739)

Net investment income (loss)	(386,462)	(225,137)	(386,174)	(321,734)	386,787	636,595

Realized gains (losses) on investments:

Capital gain distributions received	4,767,206	6,534,489	1,994,155	2,852,221	5,714,217	8,031,769

Net realized gain (loss)	8,206,712	10,070,981	4,300,615	5,936,951	12,730,978	24,845,924

Realized gains (losses)	12,973,918	16,605,470	6,294,770	8,789,172	18,445,195	32,877,693

Unrealized appreciation (depreciation) during the period	(45,865,885)	21,284,107	(20,527,349)	7,765,758	(57,133,148)	14,968,961

Net increase (decrease) in net assets from operations
	(33,278,429)	37,664,440	(14,618,753)	16,233,196	(38,301,166)	48,483,249

Changes from principal transactions:

Purchase payments	1,122,136	215,795	153,661	78,388	35,144	70,837

Transfers between sub-accounts and the company	(3,906,247)	814,402	(1,046,557)	2,021,571	1,208,574	(13,890,891)

Withdrawals	(10,496,672)	(12,110,506)	(6,314,304)	(4,228,214)	(14,469,684)	(19,898,705)

Annual contract fee	(227,696)	(207,874)	(234,183)	(228,584)	(1,619,497)	(1,496,053)

Net increase (decrease) in net assets from principal transactions	(13,508,479)	(11,288,183)	(7,441,383)	(2,356,839)	(14,845,463)	(35,214,812)

Total increase (decrease) in net assets	(46,786,908)	26,376,257	(22,060,136)	13,876,357	(53,146,629)	13,268,437

Net assets at beginning of period	174,547,437	148,171,180	76,883,448	63,007,091	206,967,508	193,699,071

Net assets at end of period	$127,760,529	$174,547,437	$54,823,312	$76,883,448	$153,820,879	$206,967,508

	2022	2021	2022	2021	2022	2021

Units, beginning of period	4,041,851	4,338,902	1,921,120	1,952,905	4,632,903	5,503,957

Units issued	129,290	208,053	198,193	321,826	135,913	50,466

Units redeemed	(497,960)	(505,104)	(444,638)	(353,611)	(509,489)	(921,520)

Units, end of period	3,673,181	4,041,851	1,674,675	1,921,120	4,259,327	4,632,903

See accompanying notes.	24 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$637,045	$761,535	$3,008,766	$3,819,371	$2,321,055	$1,857,202

Expenses:

Mortality and expense risk and administrative charges	(281,338)	(351,167)	(1,650,666)	(2,091,690)	(1,470,448)	(1,736,184)

Net investment income (loss)	355,707	410,368	1,358,100	1,727,681	850,607	121,018

Realized gains (losses) on investments:

Capital gain distributions received	114,396	360,494	574,884	1,926,632	11,858,319	6,395,146

Net realized gain (loss)	(449,474)	104,507	(2,566,700)	784,346	(2,164,150)	566,510

Realized gains (losses)	(335,078)	465,001	(1,991,816)	2,710,978	9,694,169	6,961,656

Unrealized appreciation (depreciation) during the period	(3,325,222)	(1,369,590)	(17,613,814)	(7,527,497)	(28,169,227)	7,440,140

Net increase (decrease) in net assets from operations

	(3,304,593)	(494,221)	(18,247,530)	(3,088,838)	(17,624,451)	14,522,814

Changes from principal transactions:

Purchase payments	12,905	95,171	28,613	50,420	113,730	145,850

Transfers between sub-accounts and the company	(199,289)	453,884	(7,401,680)	8,433,123	760,407	1,637,035

Withdrawals	(2,705,893)	(2,017,147)	(10,115,023)	(15,107,390)	(9,544,560)	(12,254,095)

Annual contract fee	(29,123)	(35,107)	(316,042)	(343,195)	(101,936)	(96,054)

Net increase (decrease) in net assets from principal transactions	(2,921,400)	(1,503,199)	(17,804,132)	(6,967,042)	(8,772,359)	(10,567,264)

Total increase (decrease) in net assets	(6,225,993)	(1,997,420)	(36,051,662)	(10,055,880)	(26,396,810)	3,955,550

Net assets at beginning of period	22,965,999	24,963,419	123,998,478	134,054,358	119,879,040	115,923,490

Net assets at end of period	$16,740,006	$22,965,999	$87,946,816	$123,998,478	$93,482,230	$119,879,040

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,043,432	1,110,855	6,003,157	6,336,500	4,219,063	4,604,947

Units issued	40,912	97,328	305,868	767,888	104,086	176,671

Units redeemed	(188,566)	(164,751)	(1,275,090)	(1,101,231)	(450,399)	(562,555)

Units, end of period	895,778	1,043,432	5,033,935	6,003,157	3,872,750	4,219,063

See accompanying notes.	25 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$15,627,340	$12,511,373	$2,892,552	$2,410,343	$477,075	$-

Expenses:

Mortality and expense risk and administrative charges	(10,260,867)	(12,550,877)	(965,856)	(1,144,320)	(1,745,735)	(2,430,765)

Net investment income (loss)	5,366,473	(39,504)	1,926,696	1,266,023	(1,268,660)	(2,430,765)

Realized gains (losses) on investments:

Capital gain distributions received	85,018,349	46,344,274	12,831,446	6,781,191	15,458,705	9,156,800

Net realized gain (loss)	(14,101,224)	37,036,328	(135,998)	3,625,820	2,297,822	9,670,106

Realized gains (losses)	70,917,125	83,380,602	12,695,448	10,407,011	17,756,527	18,826,906

Unrealized appreciation (depreciation) during the period	(202,095,319)	24,784,494	(32,433,799)	5,171,340	(57,390,312)	5,497,553

Net increase (decrease) in net assets from operations

	(125,811,721)	108,125,592	(17,811,655)	16,844,374	(40,902,445)	21,893,694

Changes from principal transactions:

Purchase payments	364,709	313,695	13,109	12,084	62,878	166,632

Transfers between sub-accounts and the company	(4,105,846)	(17,041,276)	(1,739,409)	(826,460)	720,855	(4,348,571)

Withdrawals	(60,529,002)	(119,397,718)	(6,999,273)	(12,454,901)	(12,885,118)	(20,363,797)

Annual contract fee	(5,327,085)	(5,547,416)	(658,737)	(633,672)	(667,439)	(683,852)

Net increase (decrease) in net assets from principal transactions	(69,597,224)	(141,672,715)	(9,384,310)	(13,902,949)	(12,768,824)	(25,229,588)

Total increase (decrease) in net assets	(195,408,945)	(33,547,123)	(27,195,965)	2,941,425	(53,671,269)	(3,335,894)

Net assets at beginning of period	855,187,320	888,734,443	127,779,150	124,837,725	158,586,179	161,922,073

Net assets at end of period	$659,778,375	$855,187,320	$100,583,185	$127,779,150	$104,914,910	$158,586,179

	2022	2021	2022	2021	2022	2021

Units, beginning of period	31,404,030	36,881,169	3,770,776	4,202,841	4,197,672	4,896,306

Units issued	159,249	808,950	19,067	11,902	243,150	221,173

Units redeemed	(3,063,656)	(6,286,089)	(329,415)	(443,967)	(680,100)	(919,807)

Units, end of period	28,499,623	31,404,030	3,460,428	3,770,776	3,760,722	4,197,672

See accompanying notes.	26 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$249,287	$-	$6,288,229	$2,033,221	$1,573,039	$754,266

Expenses:

Mortality and expense risk and administrative charges	(243,669)	(304,529)	(7,314,128)	(9,872,189)	(768,198)	(973,275)

Net investment income (loss)	5,618	(304,529)	(1,025,899)	(7,838,968)	804,841	(219,009)

Realized gains (losses) on investments:

Capital gain distributions received	3,585,962	1,859,271	114,692,184	41,097,575	20,357,609	6,650,951

Net realized gain (loss)	214,210	1,211,838	3,843,533	35,733,999	346,919	5,063,862

Realized gains (losses)	3,800,172	3,071,109	118,535,717	76,831,574	20,704,528	11,714,813

Unrealized appreciation (depreciation) during the period	(12,285,391)	1,931,462	(311,262,657)	46,629,370	(53,587,145)	8,458,373

Net increase (decrease) in net assets from operations

	(8,479,601)	4,698,042	(193,752,839)	115,621,976	(32,077,776)	19,954,177

Changes from principal transactions:

Purchase payments	2,002	2,780	275,814	392,652	4,861	7,749

Transfers between sub-accounts and the company	2,034,678	(671,533)	17,847,080	(37,318,249)	8,318,863	(5,633,717)

Withdrawals	(1,707,094)	(2,761,130)	(49,198,755)	(69,510,172)	(5,804,691)	(10,068,218)

Annual contract fee	(141,587)	(141,240)	(1,670,632)	(1,756,736)	(600,155)	(585,870)

Net increase (decrease) in net assets from principal transactions	187,999	(3,571,123)	(32,746,493)	(108,192,505)	1,918,878	(16,280,056)

Total increase (decrease) in net assets	(8,291,602)	1,126,919	(226,499,332)	7,429,471	(30,158,898)	3,674,121

Net assets at beginning of period	33,062,329	31,935,410	639,183,275	631,753,804	105,964,306	102,290,185

Net assets at end of period	$24,770,727	$33,062,329	$412,683,943	$639,183,275	$75,805,408	$105,964,306

	2022	2021	2022	2021	2022	2021

Units, beginning of period	721,155	803,752	7,668,399	9,062,761	1,673,881	1,953,525

Units issued	86,449	5,509	609,888	162,422	223,424	4,890

Units redeemed	(82,891)	(88,106)	(1,035,789)	(1,556,784)	(172,218)	(284,534)

Units, end of period	724,713	721,155	7,242,498	7,668,399	1,725,087	1,673,881

See accompanying notes.	27 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,987,121	$830,928	$7,384,038	$2,930,620	$4,503,442	$2,279,219

Expenses:

Mortality and expense risk and administrative charges	(1,402,854)	(1,707,318)	(5,561,539)	(7,088,471)	(1,630,268)	(1,971,036)

Net investment income (loss)	584,267	(876,390)	1,822,499	(4,157,851)	2,873,174	308,183

Realized gains (losses) on investments:

Capital gain distributions received	4,880,143	5,593,893	18,917,796	22,264,875	9,430,010	10,437,317

Net realized gain (loss)	(1,316,852)	(1,504,410)	(5,209,127)	(685,354)	(2,308,990)	(1,849,428)

Realized gains (losses)	3,563,291	4,089,483	13,708,669	21,579,521	7,121,020	8,587,889

Unrealized appreciation (depreciation) during the period	(24,785,376)	19,262,218	(93,819,824)	71,940,106	(46,281,451)	35,434,044

Net increase (decrease) in net assets from operations

	(20,637,818)	22,475,311	(78,288,656)	89,361,776	(36,287,257)	44,330,116

Changes from principal transactions:

Purchase payments	37,048	69,246	153,086	462,692	11,939	17,458

Transfers between sub-accounts and the company	(3,267,223)	(3,694,255)	(10,657,235)	(34,562,672)	(1,347,752)	(15,162,414)

Withdrawals	(8,347,063)	(11,866,608)	(38,246,070)	(53,565,706)	(13,754,317)	(19,963,023)

Annual contract fee	(158,442)	(167,527)	(1,474,819)	(1,449,370)	(1,259,278)	(1,196,135)

Net increase (decrease) in net assets from principal transactions	(11,735,680)	(15,659,144)	(50,225,038)	(89,115,056)	(16,349,408)	(36,304,114)

Total increase (decrease) in net assets	(32,373,498)	6,816,167	(128,513,694)	246,720	(52,636,665)	8,026,002

Net assets at beginning of period	117,446,985	110,630,818	448,547,513	448,300,793	215,228,765	207,202,763

Net assets at end of period	$85,073,487	$117,446,985	$320,033,819	$448,547,513	$162,592,100	$215,228,765

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,018,085	2,316,917	8,633,314	10,493,324	4,833,774	5,724,055

Units issued	28,728	41,663	178,283	152,558	139,246	16,006

Units redeemed	(264,505)	(340,495)	(1,285,008)	(2,012,568)	(556,703)	(906,287)

Units, end of period	1,782,308	2,018,085	7,526,589	8,633,314	4,416,317	4,833,774

See accompanying notes.	28 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$3,995,851	$4,537,096	$747,595	$810,596	$39,578	$41,921

Expenses:

Mortality and expense risk and administrative charges	(3,074,511)	(4,074,892)	(268,596)	(339,184)	(51,098)	(57,925)

Net investment income (loss)	921,340	462,204	478,999	471,412	(11,520)	(16,004)

Realized gains (losses) on investments:

Capital gain distributions received	8,942,031	461,318	1,323,917	64,095	314,567	552,488

Net realized gain (loss)	(3,081,181)	10,123,307	(514,424)	1,238,915	(143,404)	98,888

Realized gains (losses)	5,860,850	10,584,625	809,493	1,303,010	171,163	651,376

Unrealized appreciation (depreciation) during the period	(61,905,033)	(19,169,844)	(8,845,928)	(2,535,795)	(404,496)	79,764

Net increase (decrease) in net assets from operations

	(55,122,843)	(8,123,015)	(7,557,436)	(761,373)	(244,853)	715,136

Changes from principal transactions:

Purchase payments	97,811	214,933	511	1,411	-	-

Transfers between sub-accounts and the company	(1,345,877)	17,683,827	773,966	2,637,032	(401,556)	(127,043)

Withdrawals	(18,820,052)	(30,653,526)	(2,157,681)	(3,497,394)	(249,192)	(518,302)

Annual contract fee	(858,232)	(854,813)	(258,981)	(250,995)	(6,966)	(7,112)

Net increase (decrease) in net assets from principal transactions	(20,926,350)	(13,609,579)	(1,642,185)	(1,109,946)	(657,714)	(652,457)

Total increase (decrease) in net assets	(76,049,193)	(21,732,594)	(9,199,621)	(1,871,319)	(902,567)	62,679

Net assets at beginning of period	253,255,380	274,987,974	35,681,519	37,552,838	3,863,801	3,801,122

Net assets at end of period	$177,206,187	$253,255,380	$26,481,898	$35,681,519	$2,961,234	$3,863,801

	2022	2021	2022	2021	2022	2021

Units, beginning of period	7,549,374	7,899,256	1,725,924	1,772,570	63,125	74,575

Units issued	471,269	710,741	121,159	145,349	1,198	606

Units redeemed	(1,192,605)	(1,060,623)	(214,883)	(191,995)	(12,297)	(12,056)

Units, end of period	6,828,038	7,549,374	1,632,200	1,725,924	52,026	63,125

See accompanying notes.	29 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I

	2022	2021	2022	2021	2022	2021
Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(2,962,490)	(4,239,729)	(1,360,041)	(2,075,169)	(1,968,240)	(2,891,332)

Net investment income (loss)	(2,962,490)	(4,239,729)	(1,360,041)	(2,075,169)	(1,968,240)	(2,891,332)

Realized gains (losses) on investments:

Capital gain distributions received	50,546,228	38,015,151	22,761,349	18,146,869	35,097,236	30,746,779

Net realized gain (loss)	(1,933,879)	11,208,158	(3,700,069)	8,238,975	(3,749,728)	(15,126,271)

Realized gains (losses)	48,612,349	49,223,309	19,061,280	26,385,844	31,347,508	15,620,508

Unrealized appreciation (depreciation) during the period	(154,210,402)	(4,580,572)	(65,020,563)	(6,163,751)	(102,574,356)	13,182,803

Net increase (decrease) in net assets from operations

	(108,560,543)	40,403,008	(47,319,324)	18,146,924	(73,195,088)	25,911,979

Changes from principal transactions:

Purchase payments	459,841	354,905	135,864	256,610	77,301	132,770

Transfers between sub-accounts and the company	(1,101,499)	(7,031,076)	(1,930,567)	(9,180,431)	(2,549,963)	(5,539,538)

Withdrawals	(17,406,719)	(27,753,253)	(9,046,921)	(13,137,566)	(11,528,951)	(20,376,855)

Annual contract fee	(270,050)	(309,037)	(292,786)	(358,384)	(201,819)	(236,477)

Net increase (decrease) in net assets from principal transactions	(18,318,427)	(34,738,461)	(11,134,410)	(22,419,771)	(14,203,432)	(26,020,100)

Total increase (decrease) in net assets	(126,878,970)	5,664,547	(58,453,734)	(4,272,847)	(87,398,520)	(108,121)

Net assets at beginning of period	286,987,405	281,322,858	126,314,492	130,587,339	196,076,446	196,184,567

Net assets at end of period	$160,108,435	$286,987,405	$67,860,758	$126,314,492	$108,677,926	$196,076,446

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,684,861	3,051,706	1,754,336	2,083,670	3,675,920	4,197,038

Units issued	90,568	69,627	156,867	87,788	112,157	82,799

Units redeemed	(327,320)	(436,472)	(357,065)	(417,122)	(471,518)	(603,917)

Units, end of period	2,448,109	2,684,861	1,554,138	1,754,336	3,316,559	3,675,920

See accompanying notes.	30 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$1,718,114	$1,532,789	$970,417	$1,029,950

Expenses:

Mortality and expense risk and administrative charges	(765,880)	(1,194,935)	(3,215,372)	(3,687,030)	(675,335)	(848,541)

Net investment income (loss)	(765,880)	(1,194,935)	(1,497,258)	(2,154,241)	295,082	181,409

Realized gains (losses) on investments:

Capital gain distributions received	15,128,754	13,803,981	29,263,790	28,427,534	-	2,388,487

Net realized gain (loss)	(600,971)	3,399,614	536,439	7,405,606	(1,112,682)	229,272

Realized gains (losses)	14,527,783	17,203,595	29,800,229	35,833,140	(1,112,682)	2,617,759

Unrealized appreciation (depreciation) during the period	(40,936,839)	(6,388,456)	(63,622,454)	6,983,789	(7,035,921)	(4,846,857)

Net increase (decrease) in net assets from operations

	(27,174,936)	9,620,204	(35,319,483)	40,662,688	(7,853,521)	(2,047,689)

Changes from principal transactions:

Purchase payments	43,380	110,585	61,936	337,595	30,570	73,437

Transfers between sub-accounts and the company	(3,235,285)	(2,181,159)	(665,477)	3,283,230	(1,050,123)	2,115,278

Withdrawals	(5,134,646)	(9,147,462)	(16,323,137)	(40,284,825)	(5,238,210)	(5,752,515)

Annual contract fee	(166,298)	(222,728)	(1,664,329)	(1,646,071)	(83,597)	(92,360)

Net increase (decrease) in net assets from principal transactions	(8,492,849)	(11,440,764)	(18,591,007)	(38,310,071)	(6,341,360)	(3,656,160)

Total increase (decrease) in net assets	(35,667,785)	(1,820,560)	(53,910,490)	2,352,617	(14,194,881)	(5,703,849)

Net assets at beginning of period	75,300,181	77,120,741	270,929,508	268,576,891	55,323,254	61,027,103

Net assets at end of period	$39,632,396	$75,300,181	$217,019,018	$270,929,508	$41,128,373	$55,323,254

	2022	2021	2022	2021	2022	2021

Units, beginning of period	998,568	1,156,226	7,336,683	8,471,997	2,999,206	3,183,979

Units issued	67,613	126,013	143,033	536,853	90,629	256,119

Units redeemed	(209,234)	(283,671)	(706,894)	(1,672,167)	(474,756)	(440,892)

Units, end of period	856,947	998,568	6,772,822	7,336,683	2,615,079	2,999,206

See accompanying notes.	31 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		Disciplined Value International Trust Series I		Disciplined Value International Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$913,319	$1,004,161	$1,525,686	$1,265,638	$1,271,898	$970,286

Expenses:

Mortality and expense risk and administrative charges	(770,205)	(1,018,717)	(632,041)	(733,843)	(601,969)	(655,208)

Net investment income (loss)	143,114	(14,556)	893,645	531,795	669,929	315,078

Realized gains (losses) on investments:

Capital gain distributions received	-	2,613,052	-	-	-	-

Net realized gain (loss)	(1,494,199)	431,933	222,373	1,248,884	564,943	852,193

Realized gains (losses)	(1,494,199)	3,044,985	222,373	1,248,884	564,943	852,193

Unrealized appreciation (depreciation) during the period	(7,277,929)	(5,634,707)	(4,162,199)	3,633,217	(4,170,150)	3,267,742

Net increase (decrease) in net assets from operations

	(8,629,014)	(2,604,278)	(3,046,181)	5,413,896	(2,935,278)	4,435,013

Changes from principal transactions:

Purchase payments	24,751	170,068	90,737	71,437	168,130	287,171

Transfers between sub-accounts and the company	(2,702,432)	(1,569,781)	(1,388,652)	(1,051,536)	2,886,807	(105,036)

Withdrawals	(6,070,646)	(8,416,291)	(3,353,946)	(4,705,431)	(3,701,594)	(4,917,353)

Annual contract fee	(127,340)	(152,080)	(84,767)	(83,951)	(125,652)	(116,796)

Net increase (decrease) in net assets from principal transactions	(8,875,667)	(9,968,084)	(4,736,628)	(5,769,481)	(772,309)	(4,852,014)

Total increase (decrease) in net assets	(17,504,681)	(12,572,362)	(7,782,809)	(355,585)	(3,707,587)	(417,001)

Net assets at beginning of period	60,036,240	72,608,602	48,475,552	48,831,137	40,418,449	40,835,450

Net assets at end of period	$42,531,559	$60,036,240	$40,692,743	$48,475,552	$36,710,862	$40,418,449

	2022	2021	2022	2021	2022	2021

Units, beginning of period	3,414,073	3,960,067	2,087,362	2,344,292	1,650,602	1,851,428

Units issued	117,258	283,456	107,152	56,031	272,597	85,488

Units redeemed	(679,129)	(829,450)	(326,352)	(312,961)	(321,412)	(286,314)

Units, end of period	2,852,202	3,414,073	1,868,162	2,087,362	1,601,787	1,650,602

See accompanying notes.	32 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Emerging Markets Value Trust Series II		Emerging Markets Value Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$100,614	$141,748	$847,522	$653,978	$38,218	$30,015

Expenses:

Mortality and expense risk and administrative charges	(191,165)	(220,365)	(368,406)	(446,123)	(11,046)	(13,354)

Net investment income (loss)	(90,551)	(78,617)	479,116	207,855	27,172	16,661

Realized gains (losses) on investments:

Capital gain distributions received	698,117	567,610	-	-	-	-

Net realized gain (loss)	420,541	786,956	(185,909)	200,086	(18,230)	6,112

Realized gains (losses)	1,118,658	1,354,566	(185,909)	200,086	(18,230)	6,112

Unrealized appreciation (depreciation) during the period	(3,801,128)	1,827,737	(4,008,553)	2,366,185	(158,147)	113,893

Net increase (decrease) in net assets from operations

	(2,773,021)	3,103,686	(3,715,346)	2,774,126	(149,205)	136,666

Changes from principal transactions:

Purchase payments	-	-	19,821	52,272	-	-

Transfers between sub-accounts and the company	(9,148)	(932,232)	(1,344,857)	475,190	(27,553)	(187,295)

Withdrawals	(1,063,199)	(736,824)	(1,623,506)	(2,921,051)	(96,441)	(131,058)

Annual contract fee	(52,452)	(50,798)	(102,851)	(96,920)	(327)	(298)

Net increase (decrease) in net assets from principal transactions	(1,124,799)	(1,719,854)	(3,051,393)	(2,490,509)	(124,321)	(318,651)

Total increase (decrease) in net assets	(3,897,820)	1,383,832	(6,766,739)	283,617	(273,526)	(181,985)

Net assets at beginning of period	14,266,593	12,882,761	29,399,707	29,116,090	1,234,303	1,416,288

Net assets at end of period	$10,368,773	$14,266,593	$22,632,968	$29,399,707	$960,777	$1,234,303

	2022	2021	2022	2021	2022	2021

Units, beginning of period	199,716	226,313	2,193,258	2,378,818	89,395	113,096

Units issued	2,303	183	134,018	366,829	4,378	2,162

Units redeemed	(20,236)	(26,780)	(383,262)	(552,389)	(14,267)	(25,863)

Units, end of period	181,783	199,716	1,944,014	2,193,258	79,506	89,395

See accompanying notes.	33 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,803,287	$3,320,420	$1,629,278	$1,937,252	$169,061	$72,928

Expenses:

Mortality and expense risk and administrative charges	(2,364,588)	(2,529,895)	(1,616,405)	(1,734,123)	(116,713)	(132,322)

Net investment income (loss)	438,699	790,525	12,873	203,129	52,348	(59,394)

Realized gains (losses) on investments:

Capital gain distributions received	17,059,583	3,454,269	11,162,707	2,223,002	1,251,452	45,614

Net realized gain (loss)	(591,782)	(3,911,833)	(667,763)	(766,628)	158,594	596,889

Realized gains (losses)	16,467,801	(457,564)	10,494,944	1,456,374	1,410,046	642,503

Unrealized appreciation (depreciation) during the period	(25,254,525)	35,253,640	(15,973,187)	21,054,728	(2,839,612)	1,479,737

Net increase (decrease) in net assets from operations

	(8,348,025)	35,586,601	(5,465,370)	22,714,231	(1,377,218)	2,062,846

Changes from principal transactions:

Purchase payments	162,820	364,359	215,040	203,406	3,934	7,549

Transfers between sub-accounts and the company	400,344	(2,191,601)	3,036,512	185,436	(613,533)	908,416

Withdrawals	(14,698,394)	(16,722,352)	(11,185,187)	(13,197,890)	(566,026)	(1,189,615)

Annual contract fee	(219,154)	(201,379)	(312,352)	(290,074)	(20,102)	(19,699)

Net increase (decrease) in net assets from principal transactions	(14,354,384)	(18,750,973)	(8,245,987)	(13,099,122)	(1,195,727)	(293,349)

Total increase (decrease) in net assets	(22,702,409)	16,835,628	(13,711,357)	9,615,109	(2,572,945)	1,769,497

Net assets at beginning of period	173,872,633	157,037,005	111,261,338	101,646,229	9,261,196	7,491,699

Net assets at end of period	$151,170,224	$173,872,633	$97,549,981	$111,261,338	$6,688,251	$9,261,196

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,410,802	2,707,743	2,949,538	3,321,607	265,504	275,188

Units issued	89,759	85,006	339,883	221,358	31,460	88,152

Units redeemed	(313,163)	(381,947)	(558,439)	(593,427)	(71,484)	(97,836)

Units, end of period	2,187,398	2,410,802	2,730,982	2,949,538	225,480	265,504

See accompanying notes.	34 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$254,404	$99,407	$4,220	$-	$1,958,477	$1,596,048

Expenses:

Mortality and expense risk and administrative charges	(195,067)	(231,039)	(649,215)	(812,683)	(2,715,021)	(3,070,804)

Net investment income (loss)	59,337	(131,632)	(644,995)	(812,683)	(756,544)	(1,474,756)

Realized gains (losses) on investments:

Capital gain distributions received	2,064,513	78,065	3,723,029	4,137,414	23,711,286	23,790,442

Net realized gain (loss)	623,208	831,049	3,414,831	5,354,175	8,172,317	12,928,536

Realized gains (losses)	2,687,721	909,114	7,137,860	9,491,589	31,883,603	36,718,978

Unrealized appreciation (depreciation) during the period	(4,969,107)	2,459,933	(19,696,698)	3,729,289	(50,605,426)	15,315,822

Net increase (decrease) in net assets from operations
	(2,222,049)	3,237,415	(13,203,833)	12,408,195	(19,478,367)	50,560,044

Changes from principal transactions:

Purchase payments	94,807	17,601	34,358	38,486	108,838	185,863

Transfers between sub-accounts and the company	(1,207,590)	2,007,512	(1,122,194)	1,412,040	(3,595,233)	(4,508,114)

Withdrawals	(873,752)	(1,315,427)	(3,570,151)	(4,739,725)	(15,668,996)	(20,352,397)

Annual contract fee	(43,367)	(41,517)	(162,687)	(178,443)	(231,896)	(227,120)

Net increase (decrease) in net assets from principal transactions	(2,029,902)	668,169	(4,820,674)	(3,467,642)	(19,387,287)	(24,901,768)

Total increase (decrease) in net assets	(4,251,951)	3,905,584	(18,024,507)	8,940,553	(38,865,654)	25,658,276

Net assets at beginning of period	15,199,619	11,294,035	54,490,356	45,549,803	212,867,857	187,209,581

Net assets at end of period	$10,947,668	$15,199,619	$36,465,849	$54,490,356	$174,002,203	$212,867,857

	2022	2021	2022	2021	2022	2021

Units, beginning of period	426,541	401,819	750,512	808,009	4,755,319	5,358,588

Units issued	80,913	173,356	67,881	73,742	80,046	112,118

Units redeemed	(145,794)	(148,634)	(147,317)	(131,239)	(553,936)	(715,387)

Units, end of period	361,660	426,541	671,076	750,512	4,281,429	4,755,319

See accompanying notes.	35 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Allocation		Global Equity Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,123,622	$863,996	$-	$2,068	$5,740,026	$-

Expenses:

Mortality and expense risk and administrative charges	(2,081,396)	(2,399,748)	(3,250)	(3,744)	(2,219,470)	(2,636,861)

Net investment income (loss)	(957,774)	(1,535,752)	(3,250)	(1,676)	3,520,556	(2,636,861)

Realized gains (losses) on investments:

Capital gain distributions received	16,793,681	16,859,770	2,906	37,492	13,496,935	-

Net realized gain (loss)	7,642,210	14,804,232	(1,221)	511	3,449,962	9,089,529

Realized gains (losses)	24,435,891	31,664,002	1,685	38,003	16,946,897	9,089,529

Unrealized appreciation (depreciation) during the period	(37,560,755)	6,383,463	(44,635)	(23,335)	(59,835,045)	40,036,000

Net increase (decrease) in net assets from operations
	(14,082,638)	36,511,713	(46,200)	12,992	(39,367,592)	46,488,668

Changes from principal transactions:

Purchase payments	187,664	159,456	-	-	90,387	113,715

Transfers between sub-accounts and the company	(3,347,377)	(5,476,572)	(4,249)	1,483	(5,195,795)	(12,437,076)

Withdrawals	(11,744,964)	(15,991,727)	-	-	(15,553,485)	(22,947,015)

Annual contract fee	(484,318)	(479,935)	(578)	(528)	(1,279,189)	(1,202,106)

Net increase (decrease) in net assets from principal transactions	(15,388,995)	(21,788,778)	(4,827)	955	(21,938,082)	(36,472,482)

Total increase (decrease) in net assets	(29,471,633)	14,722,935	(51,027)	13,947	(61,305,674)	10,016,186

Net assets at beginning of period	152,418,113	137,695,178	270,216	256,269	257,002,371	246,986,185

Net assets at end of period	$122,946,480	$152,418,113	$219,189	$270,216	$195,696,697	$257,002,371

	2022	2021	2022	2021	2022	2021

Units, beginning of period	3,802,091	4,415,133	9,603	9,568	9,406,361	10,891,045

Units issued	168,292	331,938	9	54	260,852	23,116

Units redeemed	(575,609)	(944,980)	(210)	(19)	(1,185,062)	(1,507,800)

Units, end of period	3,394,774	3,802,091	9,402	9,603	8,482,151	9,406,361

See accompanying notes.	36 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Equity Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$465,757	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(304,608)	(372,691)	(654,834)	(820,054)	(813,649)	(1,112,553)

Net investment income (loss)	161,149	(372,691)	(654,834)	(820,054)	(813,649)	(1,112,553)

Realized gains (losses) on investments:

Capital gain distributions received	1,185,196	-	5,174,191	5,252,060	6,654,174	7,088,267

Net realized gain (loss)	401,885	650,809	371,138	1,907,779	(392,613)	3,704,380

Realized gains (losses)	1,587,081	650,809	5,545,329	7,159,839	6,261,561	10,792,647

Unrealized appreciation (depreciation) during the period	(5,558,775)	3,858,511	(12,782,924)	(1,389,536)	(15,314,495)	(3,623,009)

Net increase (decrease) in net assets from operations
	(3,810,545)	4,136,629	(7,892,429)	4,950,249	(9,866,583)	6,057,085

Changes from principal transactions:

Purchase payments	26,200	74,758	28,465	37,744	94,456	184,961

Transfers between sub-accounts and the company	(1,108,112)	(608,335)	(1,518,886)	(1,668,723)	(1,927,875)	(7,380,212)

Withdrawals	(2,041,909)	(2,164,219)	(2,650,931)	(4,295,693)	(4,407,417)	(6,414,968)

Annual contract fee	(81,595)	(78,413)	(105,384)	(104,933)	(189,617)	(217,930)

Net increase (decrease) in net assets from principal transactions	(3,205,416)	(2,776,209)	(4,246,736)	(6,031,605)	(6,430,453)	(13,828,149)

Total increase (decrease) in net assets	(7,015,961)	1,360,420	(12,139,165)	(1,081,356)	(16,297,036)	(7,771,064)

Net assets at beginning of period	24,129,872	22,769,452	54,183,570	55,264,926	65,317,587	73,088,651

Net assets at end of period	$17,113,911	$24,129,872	$42,044,405	$54,183,570	$49,020,551	$65,317,587

	2022	2021	2022	2021	2022	2021

Units, beginning of period	894,360	1,001,522	454,611	507,410	569,976	700,307

Units issued	13,068	39,237	12,478	26,427	60,799	52,061

Units redeemed	(154,456)	(146,399)	(55,152)	(79,226)	(118,052)	(182,392)

Units, end of period	752,972	894,360	411,937	454,611	512,723	569,976

See accompanying notes.	37 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,424,825	$2,541,344	$1,819,212	$2,088,507	$410,884	$461,522

Expenses:

Mortality and expense risk and administrative charges	(492,130)	(601,217)	(529,341)	(683,944)	(214,461)	(256,092)

Net investment income (loss)	1,932,695	1,940,127	1,289,871	1,404,563	196,423	205,430

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	69,874	214,933

Net realized gain (loss)	(1,570,413)	(327,667)	(962,776)	693,426	90,773	624,670

Realized gains (losses)	(1,570,413)	(327,667)	(962,776)	693,426	160,647	839,603

Unrealized appreciation (depreciation) during the period	(7,409,059)	718,498	(6,358,907)	(351,576)	(3,410,855)	(113,861)

Net increase (decrease) in net assets from operations
	(7,046,777)	2,330,958	(6,031,812)	1,746,413	(3,053,785)	931,172

Changes from principal transactions:

Purchase payments	34,056	15,217	14,162	81,536	89,069	46,516

Transfers between sub-accounts and the company	(1,329,849)	1,123,180	(4,488,672)	5,594,014	14,446	1,158,808

Withdrawals	(3,683,921)	(4,678,750)	(3,790,740)	(5,653,949)	(968,629)	(1,056,358)

Annual contract fee	(266,039)	(250,727)	(150,445)	(154,064)	(37,593)	(35,157)

Net increase (decrease) in net assets from principal transactions	(5,245,753)	(3,791,080)	(8,415,695)	(132,463)	(902,707)	113,809

Total increase (decrease) in net assets	(12,292,530)	(1,460,122)	(14,447,507)	1,613,950	(3,956,492)	1,044,981

Net assets at beginning of period	51,010,275	52,470,397	44,647,761	43,033,811	17,386,791	16,341,810

Net assets at end of period	$38,717,745	$51,010,275	$30,200,254	$44,647,761	$13,430,299	$17,386,791

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,422,528	2,579,046	1,693,322	1,721,715	880,578	876,692

Units issued	133,652	206,309	76,295	357,058	51,421	123,865

Units redeemed	(420,978)	(362,827)	(416,230)	(385,451)	(108,279)	(119,979)

Units, end of period	2,135,202	2,422,528	1,353,387	1,693,322	823,720	880,578

See accompanying notes.	38 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$407,414	$459,226	$237,194	$269,870	$259,051	$226,233

Expenses:

Mortality and expense risk and administrative charges	(238,740)	(303,299)	(135,405)	(169,526)	(200,630)	(263,308)

Net investment income (loss)	168,674	155,927	101,789	100,344	58,421	(37,075)

Realized gains (losses) on investments:

Capital gain distributions received	74,813	231,015	39,605	123,388	1,011,507	509,413

Net realized gain (loss)	(45,453)	465,532	145,788	402,073	207,490	1,022,262

Realized gains (losses)	29,360	696,547	185,393	525,461	1,218,997	1,531,675

Unrealized appreciation (depreciation) during the period	(3,498,131)	221,187	(2,037,309)	(10,828)	(4,598,342)	555,338

Net increase (decrease) in net assets from operations
	(3,300,097)	1,073,661	(1,750,127)	614,977	(3,320,924)	2,049,938

Changes from principal transactions:

Purchase payments	71,197	133,769	18,941	26,265	6,477	8,489

Transfers between sub-accounts and the company	(126,668)	653,244	(124,898)	(213,533)	(427,560)	(285,382)

Withdrawals	(1,552,009)	(1,359,728)	(550,869)	(710,678)	(1,017,852)	(1,781,190)

Annual contract fee	(45,326)	(47,244)	(40,934)	(45,265)	(26,266)	(30,064)

Net increase (decrease) in net assets from principal transactions	(1,652,806)	(619,959)	(697,760)	(943,211)	(1,465,201)	(2,088,147)

Total increase (decrease) in net assets	(4,952,903)	453,702	(2,447,887)	(328,234)	(4,786,125)	(38,209)

Net assets at beginning of period	19,154,423	18,700,721	10,218,504	10,546,738	17,488,998	17,527,207

Net assets at end of period	$14,201,520	$19,154,423	$7,770,617	$10,218,504	$12,702,873	$17,488,998

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,002,059	1,033,039	656,304	716,913	673,180	755,959

Units issued	110,333	96,048	12,207	13,290	7,851	25,727

Units redeemed	(211,891)	(127,028)	(63,141)	(73,899)	(74,583)	(108,506)

Units, end of period	900,501	1,002,059	605,370	656,304	606,448	673,180

See accompanying notes.	39 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$135,028	$114,790	$2,913,170	$2,370,976	$1,335,098	$1,083,100

Expenses:

Mortality and expense risk and administrative charges	(124,838)	(177,471)	(1,004,269)	(1,261,320)	(738,636)	(948,019)

Net investment income (loss)	10,190	(62,681)	1,908,901	1,109,656	596,462	135,081

Realized gains (losses) on investments:

Capital gain distributions received	591,778	303,341	1,802,810	2,574,077	883,345	1,302,105

Net realized gain (loss)	94,243	745,670	(1,998,656)	244,230	(1,176,549)	893,312

Realized gains (losses)	686,021	1,049,011	(195,846)	2,818,307	(293,204)	2,195,417

Unrealized appreciation (depreciation) during the period	(2,707,935)	362,423	(19,227,214)	(6,705,697)	(9,533,376)	(4,212,506)

Net increase (decrease) in net assets from operations
	(2,011,724)	1,348,753	(17,514,159)	(2,777,734)	(9,230,118)	(1,882,008)

Changes from principal transactions:

Purchase payments	38,929	65,137	38,244	40,052	27,533	80,649

Transfers between sub-accounts and the company	(378,433)	(321,942)	(3,295,496)	7,521,930	(2,375,206)	2,086,990

Withdrawals	(932,797)	(2,086,131)	(8,434,616)	(11,853,404)	(5,181,572)	(7,280,459)

Annual contract fee	(30,241)	(46,213)	(575,485)	(549,763)	(194,462)	(191,753)

Net increase (decrease) in net assets from principal transactions	(1,302,542)	(2,389,149)	(12,267,353)	(4,841,185)	(7,723,707)	(5,304,573)

Total increase (decrease) in net assets	(3,314,266)	(1,040,396)	(29,781,512)	(7,618,919)	(16,953,825)	(7,186,581)

Net assets at beginning of period	10,693,970	11,734,366	116,289,743	123,908,662	58,173,826	65,360,407

Net assets at end of period	$7,379,704	$10,693,970	$86,508,231	$116,289,743	$41,220,001	$58,173,826

	2022	2021	2022	2021	2022	2021

Units, beginning of period	431,715	528,343	5,288,221	5,425,325	2,917,246	3,146,836

Units issued	9,824	38,305	177,519	553,700	107,236	484,666

Units redeemed	(71,384)	(134,933)	(762,229)	(690,804)	(570,411)	(714,256)

Units, end of period	370,155	431,715	4,703,511	5,288,221	2,454,071	2,917,246

See accompanying notes.	40 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$717,008	$860,461	$12,117,486	$15,772,811	$356,720	$443,154

Expenses:

Mortality and expense risk and administrative charges	(339,632)	(395,718)	(7,114,471)	(8,915,035)	(154,344)	(185,506)

Net investment income (loss)	377,376	464,743	5,003,015	6,857,776	202,376	257,648

Realized gains (losses) on investments:

Capital gain distributions received	2,313,571	1,351,158	43,204,242	27,291,287	665,422	355,565

Net realized gain (loss)	(30,388)	819,120	1,468,195	18,241,308	(249,924)	379,898

Realized gains (losses)	2,283,183	2,170,278	44,672,437	45,532,595	415,498	735,463

Unrealized appreciation (depreciation) during the period	(8,136,050)	(72,880)	(157,376,884)	(2,387,289)	(2,909,489)	(720,877)

Net increase (decrease) in net assets from operations
	(5,475,491)	2,562,141	(107,701,432)	50,003,082	(2,291,615)	272,234

Changes from principal transactions:

Purchase payments	29,650	11,488	11,249,366	7,240,319	150,600	600

Transfers between sub-accounts and the company	94,883	4,182,019	(40,222,450)	58,357,388	1,072,661	4,134,960

Withdrawals	(2,091,061)	(3,492,824)	(48,721,753)	(80,025,969)	(2,280,075)	(2,984,142)

Annual contract fee	(160,998)	(156,068)	(4,071,255)	(4,493,547)	(65,301)	(71,504)

Net increase (decrease) in net assets from principal transactions	(2,127,526)	544,615	(81,766,092)	(18,921,809)	(1,122,115)	1,079,914

Total increase (decrease) in net assets	(7,603,017)	3,106,756	(189,467,524)	31,081,273	(3,413,730)	1,352,148

Net assets at beginning of period	33,904,006	30,797,250	674,475,479	643,394,206	15,286,849	13,934,701

Net assets at end of period	$26,300,989	$33,904,006	$485,007,955	$674,475,479	$11,873,119	$15,286,849

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,683,400	1,654,577	32,149,573	32,992,252	905,420	839,087

Units issued	99,843	280,068	3,117,518	4,727,813	147,063	333,647

Units redeemed	(220,262)	(251,245)	(7,283,267)	(5,570,492)	(219,497)	(267,314)

Units, end of period	1,562,981	1,683,400	27,983,824	32,149,573	832,986	905,420

See accompanying notes.	41 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,819,573	$3,920,138	$4,578,979	$5,258,729	$85,601,388	$101,877,270

Expenses:

Mortality and expense risk and administrative charges	(1,501,584)	(1,903,539)	(1,915,573)	(2,255,235)	(55,917,060)	(69,055,060)

Net investment income (loss)	1,317,989	2,016,599	2,663,406	3,003,494	29,684,328	32,822,210

Realized gains (losses) on investments:

Capital gain distributions received	5,639,512	3,181,952	23,371,883	14,722,461	482,469,459	313,177,803

Net realized gain (loss)	(3,643,380)	3,912,286	(295,329)	4,350,115	(16,754,006)	134,796,600

Realized gains (losses)	1,996,132	7,094,238	23,076,554	19,072,576	465,715,453	447,974,403

Unrealized appreciation (depreciation) during the period	(24,956,667)	(7,164,292)	(64,054,349)	5,450,712	(1,327,634,151)	95,814,472

Net increase (decrease) in net assets from operations
	(21,642,546)	1,946,545	(38,314,389)	27,526,782	(832,234,370)	576,611,085

Changes from principal transactions:

Purchase payments	1,228,176	2,676,570	112,190	133,241	17,929,136	19,683,432

Transfers between sub-accounts and the company	613,957	23,660,499	447,069	6,887,654	(65,468,009)	54,720,158

Withdrawals	(22,867,058)	(30,580,787)	(13,818,713)	(19,747,267)	(327,195,610)	(653,708,810)

Annual contract fee	(900,984)	(1,004,419)	(1,367,738)	(1,333,904)	(32,096,755)	(33,114,069)

Net increase (decrease) in net assets from principal transactions	(21,925,909)	(5,248,137)	(14,627,192)	(14,060,276)	(406,831,238)	(612,419,289)

Total increase (decrease) in net assets	(43,568,455)	(3,301,592)	(52,941,581)	13,466,506	(1,239,065,608)	(35,808,204)

Net assets at beginning of period	144,765,199	148,066,791	231,438,410	217,971,904	4,909,853,732	4,945,661,936

Net assets at end of period	$101,196,744	$144,765,199	$178,496,829	$231,438,410	$3,670,788,124	$4,909,853,732

	2022	2021	2022	2021	2022	2021

Units, beginning of period	8,495,296	8,819,903	10,080,314	10,715,429	212,025,754	239,969,870

Units issued	1,229,495	3,315,808	198,709	561,935	4,499,265	9,351,099

Units redeemed	(2,669,767)	(3,640,415)	(923,269)	(1,197,050)	(24,175,694)	(37,295,215)

Units, end of period	7,055,024	8,495,296	9,355,754	10,080,314	192,349,325	212,025,754

See accompanying notes.	42 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$134,318	$154,646	$289,858	$352,429	$3,922,665	$5,003,069

Expenses:

Mortality and expense risk and administrative charges	(71,021)	(83,544)	(133,462)	(155,113)	(2,191,304)	(2,680,759)

Net investment income (loss)	63,297	71,102	156,396	197,316	1,731,361	2,322,310

Realized gains (losses) on investments:

Capital gain distributions received	669,673	422,386	833,195	505,667	12,129,763	7,569,922

Net realized gain (loss)	(11,115)	76,916	28,326	364,146	(655,480)	5,953,469

Realized gains (losses)	658,558	499,302	861,521	869,813	11,474,283	13,523,391

Unrealized appreciation (depreciation) during the period	(1,833,777)	205,784	(3,087,565)	(311,053)	(45,620,008)	(4,621,409)

Net increase (decrease) in net assets from operations
	(1,111,922)	776,188	(2,069,648)	756,076	(32,414,364)	11,224,292

Changes from principal transactions:

Purchase payments	-	-	14,628	19,187	1,936,226	2,032,051

Transfers between sub-accounts and the company	-	-	495,949	1,825,869	(4,186,946)	8,592,074

Withdrawals	(430,313)	(509,796)	(1,262,154)	(1,137,348)	(14,919,864)	(24,438,533)

Annual contract fee	-	-	(51,875)	(50,453)	(1,361,808)	(1,482,472)

Net increase (decrease) in net assets from principal transactions	(430,313)	(509,796)	(803,452)	657,255	(18,532,392)	(15,296,880)

Total increase (decrease) in net assets	(1,542,235)	266,392	(2,873,100)	1,413,331	(50,946,756)	(4,072,588)

Net assets at beginning of period	6,656,880	6,390,488	13,212,566	11,799,235	203,047,084	207,119,672

Net assets at end of period	$5,114,645	$6,656,880	$10,339,466	$13,212,566	$152,100,328	$203,047,084

	2022	2021	2022	2021	2022	2021

Units, beginning of period	346,240	374,692	695,751	658,188	10,299,526	11,072,016

Units issued	-	-	39,449	172,706	1,383,638	1,675,792

Units redeemed	(25,274)	(28,452)	(86,010)	(135,143)	(2,367,668)	(2,448,282)

Units, end of period	320,966	346,240	649,190	695,751	9,315,496	10,299,526

See accompanying notes.	43 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$6,523,495	$8,163,315	$70,238,741	$89,200,195	$1,632,611	$2,303,318

Expenses:

Mortality and expense risk and administrative charges	(3,228,968)	(3,991,708)	(45,860,970)	(57,660,749)	(767,582)	(988,493)

Net investment income (loss)	3,294,527	4,171,607	24,377,771	31,539,446	865,029	1,314,825

Realized gains (losses) on investments:

Capital gain distributions received	7,775,614	-	90,811,753	-	-	-

Net realized gain (loss)	(5,825,261)	806,304	(36,720,246)	41,470,046	(2,006,227)	(873,486)

Realized gains (losses)	1,950,353	806,304	54,091,507	41,470,046	(2,006,227)	(873,486)

Unrealized appreciation (depreciation) during the period	(56,350,978)	22,407,899	(687,428,844)	234,770,282	(10,465,862)	1,339,447

Net increase (decrease) in net assets from operations
	(51,106,098)	27,385,810	(608,959,566)	307,779,774	(11,607,060)	1,780,786

Changes from principal transactions:

Purchase payments	88,724	411,963	3,653,397	2,107,568	19,265	84,211

Transfers between sub-accounts and the company	(4,446,746)	(5,955,346)	(25,992,485)	(90,358,150)	79,190	(2,966,610)

Withdrawals	(24,113,701)	(32,698,867)	(326,125,979)	(485,742,974)	(8,725,537)	(8,818,968)

Annual contract fee	(1,719,100)	(1,794,314)	(23,890,773)	(25,471,576)	(373,269)	(401,729)

Net increase (decrease) in net assets from principal transactions	(30,190,823)	(40,036,564)	(372,355,840)	(599,465,132)	(9,000,351)	(12,103,096)

Total increase (decrease) in net assets	(81,296,921)	(12,650,754)	(981,315,406)	(291,685,358)	(20,607,411)	(10,322,310)

Net assets at beginning of period	326,559,033	339,209,787	3,824,845,752	4,116,531,110	75,487,422	85,809,732

Net assets at end of period	$245,262,112	$326,559,033	$2,843,530,346	$3,824,845,752	$54,880,011	$75,487,422

	2022	2021	2022	2021	2022	2021

Units, beginning of period	12,096,223	13,557,164	155,352,192	180,491,230	3,025,216	3,517,969

Units issued	92,554	109,728	416,523	2,186,256	97,099	42,846

Units redeemed	(1,334,539)	(1,570,669)	(17,382,749)	(27,325,294)	(500,575)	(535,599)

Units, end of period	10,854,238	12,096,223	138,385,966	155,352,192	2,621,740	3,025,216

See accompanying notes.	44 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$13,212,619	$18,665,651	$6,921,709	$8,101,560	$92,107,383	$108,194,848

Expenses:

Mortality and expense risk and administrative charges	(7,856,479)	(10,174,578)	(3,623,065)	(4,299,885)	(65,702,826)	(81,581,269)

Net investment income (loss)	5,356,140	8,491,073	3,298,644	3,801,675	26,404,557	26,613,579

Realized gains (losses) on investments:

Capital gain distributions received	-	-	6,159,219	-	90,113,048	-

Net realized gain (loss)	(16,535,595)	(10,484,847)	(2,219,582)	3,813,581	9,249,881	159,136,210

Realized gains (losses)	(16,535,595)	(10,484,847)	3,939,637	3,813,581	99,362,929	159,136,210

Unrealized appreciation (depreciation) during the period	(89,516,785)	14,360,877	(64,892,890)	31,597,946	(987,659,910)	400,851,522

Net increase (decrease) in net assets from operations

	(100,696,240)	12,367,103	(57,654,609)	39,213,202	(861,892,424)	586,601,311

Changes from principal transactions:

Purchase payments	1,908,332	342,821	251,371	267,045	2,633,873	3,730,365

Transfers between sub-accounts and the company	(6,392,923)	(22,840,680)	(8,837,125)	20,970,552	(36,228,069)	(92,512,383)

Withdrawals	(65,650,489)	(90,622,784)	(21,742,605)	(28,491,968)	(410,425,425)	(716,364,482)

Annual contract fee	(4,617,374)	(5,113,512)	(2,246,345)	(2,300,490)	(36,583,219)	(38,921,600)

Net increase (decrease) in net assets from principal transactions	(74,752,454)	(118,234,155)	(32,574,704)	(9,554,861)	(480,602,840)	(844,068,100)

Total increase (decrease) in net assets	(175,448,694)	(105,867,052)	(90,229,313)	29,658,341	(1,342,495,264)	(257,466,789)

Net assets at beginning of period	649,036,283	754,903,335	373,759,745	344,101,404	5,441,686,784	5,699,153,573

Net assets at end of period	$473,587,589	$649,036,283	$283,530,432	$373,759,745	$4,099,191,520	$5,441,686,784

	2022	2021	2022	2021	2022	2021

Units, beginning of period	31,361,214	37,110,077	14,269,498	14,833,759	217,383,120	253,020,941

Units issued	780,128	1,239,157	70,006	1,154,153	474,431	5,272,221

Units redeemed	(4,885,837)	(6,988,020)	(1,477,751)	(1,718,414)	(22,232,984)	(40,910,042)

Units, end of period	27,255,505	31,361,214	12,861,753	14,269,498	195,624,567	217,383,120

See accompanying notes.	45 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$9,012	$9,997	$2,437,981	$3,159,567	$23,616,366	$30,910,862

Expenses:

Mortality and expense risk and administrative charges	(4,557)	(5,275)	(1,145,577)	(1,442,381)	(14,413,758)	(18,139,295)

Net investment income (loss)	4,455	4,722	1,292,404	1,717,186	9,202,608	12,771,567

Realized gains (losses) on investments:

Capital gain distributions received	7,735	-	2,849,086	-	29,838,112	-

Net realized gain (loss)	1,094	1,365	(3,062,752)	(1,693,165)	(39,781,944)	(16,765,199)

Realized gains (losses)	8,829	1,365	(213,666)	(1,693,165)	(9,943,832)	(16,765,199)

Unrealized appreciation (depreciation) during the period	(82,485)	41,543	(18,996,609)	7,784,057	(190,748,609)	81,271,794

Net increase (decrease) in net assets from operations

	(69,201)	47,630	(17,917,871)	7,808,078	(191,489,833)	77,278,162

Changes from principal transactions:

Purchase payments	-	-	18,553	38,275	438,607	561,216

Transfers between sub-accounts and the company	-	-	(1,425,871)	(2,883,772)	(8,219,257)	(7,471,179)

Withdrawals	(21,756)	(20,440)	(9,942,066)	(11,900,890)	(108,447,922)	(158,513,302)

Annual contract fee	-	-	(594,685)	(620,367)	(8,028,033)	(8,586,419)

Net increase (decrease) in net assets from principal transactions	(21,756)	(20,440)	(11,944,069)	(15,366,754)	(124,256,605)	(174,009,684)

Total increase (decrease) in net assets	(90,957)	27,190	(29,861,940)	(7,558,676)	(315,746,438)	(96,731,522)

Net assets at beginning of period	453,760	426,570	116,587,512	124,146,188	1,214,885,261	1,311,616,783

Net assets at end of period	$362,803	$453,760	$86,725,572	$116,587,512	$899,138,823	$1,214,885,261

	2022	2021	2022	2021	2022	2021

Units, beginning of period	17,980	18,848	4,195,803	4,731,894	51,183,817	58,694,701

Units issued	-	-	37,022	65,753	369,416	1,105,100

Units redeemed	(905)	(868)	(510,725)	(601,844)	(6,275,565)	(8,615,984)

Units, end of period	17,075	17,980	3,722,100	4,195,803	45,277,668	51,183,817

See accompanying notes.	46 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$775,585	$747,494

Expenses:

Mortality and expense risk and administrative charges	(1,559,753)	(2,484,797)	(936,045)	(1,567,959)	(949,115)	(1,157,129)

Net investment income (loss)	(1,559,753)	(2,484,797)	(936,045)	(1,567,959)	(173,530)	(409,635)

Realized gains (losses) on investments:

Capital gain distributions received	43,381,111	47,956,959	25,403,705	28,935,265	9,733,672	4,608,413

Net realized gain (loss)	(3,745,213)	9,680,256	(3,808,843)	9,032,782	(599,967)	1,579,392

Realized gains (losses)	39,635,898	57,637,215	21,594,862	37,968,047	9,133,705	6,187,805

Unrealized appreciation (depreciation) during the period	(96,285,194)	(50,833,441)	(52,208,105)	(34,382,868)	(21,314,360)	11,717,437

Net increase (decrease) in net assets from operations

	(58,209,049)	4,318,977	(31,549,288)	2,017,220	(12,354,185)	17,495,607

Changes from principal transactions:

Purchase payments	110,621	106,410	95,383	149,751	111,083	93,538

Transfers between sub-accounts and the company	325,877	(2,123,924)	(2,513,066)	(5,971,654)	(2,203,648)	(4,067,954)

Withdrawals	(9,350,999)	(16,675,452)	(5,335,944)	(9,609,505)	(6,478,882)	(7,928,712)

Annual contract fee	(385,394)	(448,218)	(207,115)	(281,499)	(220,125)	(224,542)

Net increase (decrease) in net assets from principal transactions	(9,299,895)	(19,141,184)	(7,960,742)	(15,712,907)	(8,791,572)	(12,127,670)

Total increase (decrease) in net assets	(67,508,944)	(14,822,207)	(39,510,030)	(13,695,687)	(21,145,757)	5,367,937

Net assets at beginning of period	166,543,823	181,366,030	91,044,816	104,740,503	86,257,405	80,889,468

Net assets at end of period	$99,034,879	$166,543,823	$51,534,786	$91,044,816	$65,111,648	$86,257,405

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,388,862	2,648,100	1,107,582	1,291,521	1,426,048	1,643,618

Units issued	145,345	80,117	42,761	74,217	29,841	55,192

Units redeemed	(313,993)	(339,355)	(172,833)	(258,156)	(196,895)	(272,762)

Units, end of period	2,220,214	2,388,862	977,510	1,107,582	1,258,994	1,426,048

See accompanying notes.	47 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$456,462	$410,613	$364,386	$427,338	$305,823	$372,935

Expenses:

Mortality and expense risk and administrative charges	(808,188)	(988,219)	(607,069)	(652,737)	(739,744)	(767,818)

Net investment income (loss)	(351,726)	(577,606)	(242,683)	(225,399)	(433,921)	(394,883)

Realized gains (losses) on investments:

Capital gain distributions received	7,018,192	3,344,437	4,756,784	2,078,290	5,167,642	2,237,177

Net realized gain (loss)	32,570	1,357,131	212,959	645,334	135,090	602,902

Realized gains (losses)	7,050,762	4,701,568	4,969,743	2,723,624	5,302,732	2,840,079

Unrealized appreciation (depreciation) during the period	(15,802,280)	8,048,202	(7,301,324)	6,535,347	(7,817,840)	6,334,116

Net increase (decrease) in net assets from operations

	(9,103,244)	12,172,164	(2,574,264)	9,033,572	(2,949,029)	8,779,312

Changes from principal transactions:

Purchase payments	40,742	52,126	43,474	38,528	67,948	151,236

Transfers between sub-accounts and the company	(1,850,362)	(351,482)	777,452	(1,834,396)	2,394,256	3,964,467

Withdrawals	(4,819,667)	(5,856,354)	(3,353,223)	(3,635,218)	(4,331,502)	(4,855,631)

Annual contract fee	(176,458)	(189,211)	(106,770)	(103,038)	(153,610)	(145,778)

Net increase (decrease) in net assets from principal transactions	(6,805,745)	(6,344,921)	(2,639,067)	(5,534,124)	(2,022,908)	(885,706)

Total increase (decrease) in net assets	(15,908,989)	5,827,243	(5,213,331)	3,499,448	(4,971,937)	7,893,606

Net assets at beginning of period	62,799,430	56,972,187	45,068,201	41,568,753	48,791,096	40,897,490

Net assets at end of period	$46,890,441	$62,799,430	$39,854,870	$45,068,201	$43,819,159	$48,791,096

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,137,669	1,252,032	946,694	1,068,768	1,103,644	1,122,366

Units issued	15,665	63,048	74,166	72,972	164,193	219,896

Units redeemed	(158,703)	(177,411)	(132,101)	(195,046)	(195,709)	(238,618)

Units, end of period	994,631	1,137,669	888,759	946,694	1,072,128	1,103,644

See accompanying notes.	48 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$198,356	$656	$670,040	$2,900	$45,407	$140

Expenses:

Mortality and expense risk and administrative charges	(233,604)	(272,319)	(976,013)	(1,199,124)	(54,552)	(61,925)

Net investment income (loss)	(35,248)	(271,663)	(305,973)	(1,196,224)	(9,145)	(61,785)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	(2)	2	-	1	-	2

Net increase (decrease) in net assets from operations

	(35,250)	(271,661)	(305,973)	(1,196,223)	(9,145)	(61,783)

Changes from principal transactions:

Purchase payments	-	-	3,258,366	-	-	-

Transfers between sub-accounts and the company	(2,184,383)	(1,472,607)	(4,068,600)	(4,078,233)	(279,001)	(139,275)

Withdrawals	(77,456)	(1,264,993)	(9,346,798)	(12,970,548)	(279,198)	(241,604)

Annual contract fee	(68,151)	(96,634)	(907,172)	(998,833)	(22,047)	(23,708)

Net increase (decrease) in net assets from principal transactions	(2,329,990)	(2,834,234)	(11,064,204)	(18,047,614)	(580,246)	(404,587)

Total increase (decrease) in net assets	(2,365,240)	(3,105,895)	(11,370,177)	(19,243,837)	(589,391)	(466,370)

Net assets at beginning of period	17,290,143	20,396,038	72,484,088	91,727,925	3,857,252	4,323,622

Net assets at end of period	$14,924,903	$17,290,143	$61,113,911	$72,484,088	$3,267,861	$3,857,252

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,208,460	1,418,386	6,532,548	8,150,195	320,935	354,177

Units issued	11,241	66,165	301,742	458,796	4,483	13,620

Units redeemed	(177,152)	(276,091)	(1,310,093)	(2,076,443)	(53,242)	(46,862)

Units, end of period	1,042,549	1,208,460	5,524,197	6,532,548	272,176	320,935

See accompanying notes.	49 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		PIMCO All Asset

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$441,339	$607,309	$1,022,171	$1,320,237	$643,680	$728,556

Expenses:

Mortality and expense risk and administrative charges	(244,307)	(324,248)	(654,644)	(794,407)	(84,382)	(105,826)

Net investment income (loss)	197,032	283,061	367,527	525,830	559,298	622,730

Realized gains (losses) on investments:

Capital gain distributions received	185,754	828,936	465,025	1,939,615	197,081	-

Net realized gain (loss)	(447,636)	163,753	(1,243,185)	586,396	(101,453)	158,330

Realized gains (losses)	(261,882)	992,689	(778,160)	2,526,011	95,628	158,330

Unrealized appreciation (depreciation) during the period	(2,429,778)	(2,049,020)	(5,978,272)	(4,964,507)	(1,489,251)	152,451

Net increase (decrease) in net assets from operations	(2,494,628)	(773,270)	(6,388,905)	(1,912,666)	(834,325)	933,511

Changes from principal transactions:

Purchase payments	48,294	50,715	21,122	361,021	-	62,666

Transfers between sub-accounts and the company	(1,532,902)	544,311	(882,323)	4,945,169	(406,901)	(459,599)

Withdrawals	(1,439,187)	(2,242,940)	(4,175,984)	(5,624,055)	(440,866)	(998,973)

Annual contract fee	(25,009)	(29,268)	(174,563)	(172,427)	(16,299)	(16,243)

Net increase (decrease) in net assets from principal transactions	(2,948,804)	(1,677,182)	(5,211,748)	(490,292)	(864,066)	(1,412,149)

Total increase (decrease) in net assets	(5,443,432)	(2,450,452)	(11,600,653)	(2,402,958)	(1,698,391)	(478,638)

Net assets at beginning of period	21,069,871	23,520,323	50,327,815	52,730,773	6,525,600	7,004,238

Net assets at end of period	$15,626,439	$21,069,871	$38,727,162	$50,327,815	$4,827,209	$6,525,600

	2022	2021	2022	2021	2022	2021

Units, beginning of period	627,808	672,682	2,361,807	2,390,243	251,603	309,023

Units issued	7,249	63,139	98,388	323,092	3,456	11,290

Units redeemed	(96,998)	(108,013)	(380,705)	(351,528)	(39,828)	(68,710)

Units, end of period	538,059	627,808	2,079,490	2,361,807	215,231	251,603

See accompanying notes.	50 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$263,716	$419,503	$253,758	$424,495	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(371,737)	(431,172)	(460,487)	(501,288)	(1,324,522)	(2,038,063)

Net investment income (loss)	(108,021)	(11,669)	(206,729)	(76,793)	(1,324,522)	(2,038,063)

Realized gains (losses) on investments:

Capital gain distributions received	2,010,447	-	2,392,258	-	38,227,704	26,831,785

Net realized gain (loss)	989,016	2,009,307	1,463,057	2,131,056	(554,277)	11,655,697

Realized gains (losses)	2,999,463	2,009,307	3,855,315	2,131,056	37,673,427	38,487,482

Unrealized appreciation (depreciation) during the period	(12,111,607)	8,656,077	(14,340,202)	9,558,011	(82,975,532)	(26,949,748)

Net increase (decrease) in net assets from operations	(9,220,165)	10,653,715	(10,691,616)	11,612,274	(46,626,627)	9,499,671

Changes from principal transactions:

Purchase payments	18,184	57,610	105,196	46,991	107,088	145,531

Transfers between sub-accounts and the company	(484,777)	(346,303)	198,643	1,283,413	(2,214,627)	(4,922,005)

Withdrawals	(2,252,780)	(3,230,332)	(2,787,369)	(2,460,801)	(6,648,569)	(12,372,869)

Annual contract fee	(43,396)	(43,205)	(93,778)	(85,216)	(175,366)	(208,393)

Net increase (decrease) in net assets from principal transactions	(2,762,769)	(3,562,230)	(2,577,308)	(1,215,613)	(8,931,474)	(17,357,736)

Total increase (decrease) in net assets	(11,982,934)	7,091,485	(13,268,924)	10,396,661	(55,558,101)	(7,858,065)

Net assets at beginning of period	32,378,383	25,286,898	37,591,442	27,194,781	131,383,627	139,241,692

Net assets at end of period	$20,395,449	$32,378,383	$24,322,518	$37,591,442	$75,825,526	$131,383,627

	2022	2021	2022	2021	2022	2021

Units, beginning of period	373,437	422,779	599,382	624,222	1,696,317	1,919,986

Units issued	12,978	22,468	59,868	148,953	79,385	101,286

Units redeemed	(52,529)	(71,810)	(110,219)	(173,793)	(239,341)	(324,955)

Units, end of period	333,886	373,437	549,031	599,382	1,536,361	1,696,317

See accompanying notes.	51 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$4,003,278	$4,678,642	$10,904,781	$9,331,827

Expenses:

Mortality and expense risk and administrative charges	(672,838)	(1,096,083)	(1,289,538)	(1,537,465)	(5,230,819)	(5,336,747)

Net investment income (loss)	(672,838)	(1,096,083)	2,713,740	3,141,177	5,673,962	3,995,080

Realized gains (losses) on investments:

Capital gain distributions received	19,841,994	14,623,969	1,073,350	788,901	3,139,502	1,693,530

Net realized gain (loss)	(2,555,161)	4,686,664	(1,965,699)	737,328	(13,089,398)	1,576,843

Realized gains (losses)	17,286,833	19,310,633	(892,349)	1,526,229	(9,949,896)	3,270,373

Unrealized appreciation (depreciation) during the period	(39,202,601)	(13,748,754)	(26,213,873)	(8,131,832)	(57,919,606)	(17,708,198)

Net increase (decrease) in net assets from operations	(22,588,606)	4,465,796	(24,392,482)	(3,464,426)	(62,195,540)	(10,442,745)

Changes from principal transactions:

Purchase payments	49,919	67,429	8,186	12,269	76,069	136,940

Transfers between sub-accounts and the company	(4,905,852)	(5,087,840)	(4,443,856)	18,068,068	108,134,016	31,943,257

Withdrawals	(2,341,712)	(4,847,070)	(10,962,640)	(15,663,540)	(34,767,423)	(39,877,137)

Annual contract fee	(176,316)	(232,618)	(1,111,278)	(1,038,363)	(3,023,687)	(1,743,737)

Net increase (decrease) in net assets from principal transactions	(7,373,961)	(10,100,099)	(16,509,588)	1,378,434	70,418,975	(9,540,677)

Total increase (decrease) in net assets	(29,962,567)	(5,634,303)	(40,902,070)	(2,085,992)	8,223,435	(19,983,422)

Net assets at beginning of period	66,102,929	71,737,232	169,752,718	171,838,710	358,758,645	378,742,067

Net assets at end of period	$36,140,362	$66,102,929	$128,850,648	$169,752,718	$366,982,080	$358,758,645

	2022	2021	2022	2021	2022	2021

Units, beginning of period	750,767	864,591	10,658,206	10,572,429	24,764,187	25,399,718

Units issued	39,901	105,503	422,389	1,205,248	16,408,726	5,243,660

Units redeemed	(143,748)	(219,327)	(1,565,658)	(1,119,471)	(11,295,369)	(5,879,191)

Units, end of period	646,920	750,767	9,514,937	10,658,206	29,877,544	24,764,187

See accompanying notes.	52 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$260,868	$356,516	$195,779	$283,855	$96,702	$77,468

Expenses:

Mortality and expense risk and administrative charges	(266,378)	(322,323)	(257,015)	(326,126)	(156,303)	(215,164)

Net investment income (loss)	(5,510)	34,193	(61,236)	(42,271)	(59,601)	(137,696)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	1,305,600	962,350

Net realized gain (loss)	(365,099)	(20,521)	(621,298)	(76,501)	(119,641)	718,926

Realized gains (losses)	(365,099)	(20,521)	(621,298)	(76,501)	1,185,959	1,681,276

Unrealized appreciation (depreciation) during the period	(1,138,449)	(673,626)	(798,937)	(578,885)	(3,957,543)	99,982

Net increase (decrease) in net assets from operations
	(1,509,058)	(659,954)	(1,481,471)	(697,657)	(2,831,185)	1,643,562

Changes from principal transactions:

Purchase payments	14,548	41,077	23,265	31,706	69,820	23,776

Transfers between sub-accounts and the company	864,125	693,882	624,113	(326,301)	(249,167)	(463,473)

Withdrawals	(2,609,132)	(2,333,969)	(2,238,842)	(5,410,598)	(1,419,294)	(802,860)

Annual contract fee	(32,392)	(34,717)	(45,034)	(51,068)	(25,849)	(32,033)

Net increase (decrease) in net assets from principal transactions	(1,762,851)	(1,633,727)	(1,636,498)	(5,756,261)	(1,624,490)	(1,274,590)

Total increase (decrease) in net assets	(3,271,909)	(2,293,681)	(3,117,969)	(6,453,918)	(4,455,675)	368,972

Net assets at beginning of period	19,618,760	21,912,441	17,767,935	24,221,853	13,181,852	12,812,880

Net assets at end of period	$16,346,851	$19,618,760	$14,649,966	$17,767,935	$8,726,177	$13,181,852

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,615,181	1,747,177	1,522,744	2,003,023	278,605	306,083

Units issued	200,163	319,502	820,926	763,278	7,531	33,494

Units redeemed	(353,425)	(451,498)	(976,324)	(1,243,557)	(50,468)	(60,972)

Units, end of period	1,461,919	1,615,181	1,367,346	1,522,744	235,668	278,605

See accompanying notes.	53 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$195,270	$121,078	$146,777	$165,801	$72,942	$84,402

Expenses:

Mortality and expense risk and administrative charges	(390,285)	(514,504)	(442,880)	(519,795)	(379,521)	(457,317)

Net investment income (loss)	(195,015)	(393,426)	(296,103)	(353,994)	(306,579)	(372,915)

Realized gains (losses) on investments:

Capital gain distributions received	3,329,976	2,229,496	3,971,700	715,087	3,268,461	580,062

Net realized gain (loss)	(178,360)	1,470,834	189,114	492,164	251,487	595,470

Realized gains (losses)	3,151,616	3,700,330	4,160,814	1,207,251	3,519,948	1,175,532

Unrealized appreciation (depreciation) during the period	(9,549,554)	456,186	(7,804,871)	7,730,709	(6,423,191)	5,925,506

Net increase (decrease) in net assets from operations
	(6,592,953)	3,763,090	(3,940,160)	8,583,966	(3,209,822)	6,728,123

Changes from principal transactions:

Purchase payments	27,145	56,585	26,629	45,745	15,704	57,044

Transfers between sub-accounts and the company	(158,577)	(26,771)	(944,270)	(574,730)	(673,843)	464,686

Withdrawals	(1,877,301)	(3,259,677)	(2,447,875)	(3,148,924)	(1,697,290)	(3,261,232)

Annual contract fee	(106,028)	(125,304)	(65,902)	(64,379)	(86,775)	(88,951)

Net increase (decrease) in net assets from principal transactions	(2,114,761)	(3,355,167)	(3,431,418)	(3,742,288)	(2,442,204)	(2,828,453)

Total increase (decrease) in net assets	(8,707,714)	407,923	(7,371,578)	4,841,678	(5,652,026)	3,899,670

Net assets at beginning of period	30,607,505	30,199,582	35,501,019	30,659,341	28,177,892	24,278,222

Net assets at end of period	$21,899,791	$30,607,505	$28,129,441	$35,501,019	$22,525,866	$28,177,892

	2022	2021	2022	2021	2022	2021

Units, beginning of period	647,341	717,999	606,739	677,163	517,149	572,963

Units issued	33,558	63,328	27,008	67,717	37,317	138,739

Units redeemed	(86,583)	(133,986)	(91,123)	(138,141)	(84,761)	(194,553)

Units, end of period	594,316	647,341	542,624	606,739	469,705	517,149

See accompanying notes.	54 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series II		Small Cap Value Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$5,452	$3,276

Expenses:

Mortality and expense risk and administrative charges	(6,966)	(9,930)	(344,652)	(540,940)	(5,744)	(6,262)

Net investment income (loss)	(6,966)	(9,930)	(344,652)	(540,940)	(292)	(2,986)

Realized gains (losses) on investments:

Capital gain distributions received	212,475	161,006	6,530,738	5,418,223	100,979	5,577

Net realized gain (loss)	(6,160)	17,094	(1,762,552)	917,180	(3,088)	(30,775)

Realized gains (losses)	206,315	178,100	4,768,186	6,335,403	97,891	(25,198)

Unrealized appreciation (depreciation) during the period	(531,937)	(165,753)	(14,484,048)	(5,862,841)	(172,422)	177,402

Net increase (decrease) in net assets from operations

	(332,588)	2,417	(10,060,514)	(68,378)	(74,823)	149,218

Changes from principal transactions:

Purchase payments	-	-	19,400	32,317	-	-

Transfers between sub-accounts and the company	12,926	(134,012)	(1,246,493)	(1,899,126)	(1,929)	(65,906)

Withdrawals	(8,499)	(14,742)	(1,755,266)	(4,286,401)	(9,301)	(16,799)

Annual contract fee	(291)	(277)	(62,505)	(81,535)	(122)	(96)

Net increase (decrease) in net assets from principal transactions	4,136	(149,031)	(3,044,864)	(6,234,745)	(11,352)	(82,801)

Total increase (decrease) in net assets	(328,452)	(146,614)	(13,105,378)	(6,303,123)	(86,175)	66,417

Net assets at beginning of period	1,049,149	1,195,763	31,970,201	38,273,324	682,191	615,774

Net assets at end of period	$720,697	$1,049,149	$18,864,823	$31,970,201	$596,016	$682,191

	2022	2021	2022	2021	2022	2021

Units, beginning of period	21,720	24,788	538,135	639,653	17,776	20,031

Units issued	449	1,303	27,180	72,047	9	503

Units redeemed	(313)	(4,371)	(95,803)	(173,565)	(319)	(2,758)

Units, end of period	21,856	21,720	469,512	538,135	17,466	17,776

See accompanying notes.	55 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II

	2022	2021	2022	2021	2022	2021
Income:

Dividend distributions received	$134,961	$78,742	$-	$117,598	$-	$48,598

Expenses:

Mortality and expense risk and administrative charges	(309,988)	(374,744)	(465,572)	(587,650)	(483,718)	(601,901)

Net investment income (loss)	(175,027)	(296,002)	(465,572)	(470,052)	(483,718)	(553,303)

Realized gains (losses) on investments:

Capital gain distributions received	3,250,701	208,807	4,026,152	972,567	4,214,302	973,192

Net realized gain (loss)	(522,611)	(757,655)	(3,435,228)	(4,734,266)	(3,185,167)	(5,747,629)

Realized gains (losses)	2,728,090	(548,848)	590,924	(3,761,699)	1,029,135	(4,774,437)

Unrealized appreciation (depreciation) during the period	(5,308,469)	5,705,052	(7,600,293)	11,588,120	(7,920,757)	12,452,051

Net increase (decrease) in net assets from operations

	(2,755,406)	4,860,202	(7,474,941)	7,356,369	(7,375,340)	7,124,311

Changes from principal transactions:

Purchase payments	15,047	21,551	20,119	35,022	58,876	107,331

Transfers between sub-accounts and the company	(1,254,042)	1,430,348	90,792	(1,564,017)	(988,839)	(1,363,322)

Withdrawals	(1,331,653)	(2,509,427)	(2,980,808)	(3,881,930)	(2,067,675)	(4,640,683)

Annual contract fee	(56,175)	(57,732)	(58,998)	(62,716)	(100,830)	(109,458)

Net increase (decrease) in net assets from principal transactions	(2,626,823)	(1,115,260)	(2,928,895)	(5,473,641)	(3,098,468)	(6,006,132)

Total increase (decrease) in net assets	(5,382,229)	3,744,942	(10,403,836)	1,882,728	(10,473,808)	1,118,179

Net assets at beginning of period	24,197,322	20,452,380	38,602,481	36,719,753	37,401,134	36,282,955

Net assets at end of period	$18,815,093	$24,197,322	$28,198,645	$38,602,481	$26,927,326	$37,401,134

	2022	2021	2022	2021	2022	2021

Units, beginning of period	624,298	656,693	592,679	681,333	739,517	861,340

Units issued	81,868	234,333	18,589	25,335	30,226	51,045

Units redeemed	(155,464)	(266,728)	(70,882)	(113,989)	(99,674)	(172,868)

Units, end of period	550,702	624,298	540,386	592,679	670,069	739,517

See accompanying notes.	56 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV

	2022	2021	2022	2021	2022	2021
Income:

Dividend distributions received	$764,211	$880,989	$865,767	$937,756	$1,900,979	$2,027,052

Expenses:

Mortality and expense risk and administrative charges	(338,380)	(397,421)	(444,286)	(479,366)	(676,133)	(807,714)

Net investment income (loss)	425,831	483,568	421,481	458,390	1,224,846	1,219,338

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(163,182)	302,485	(257,037)	353,032	(1,187,389)	371,787

Realized gains (losses)	(163,182)	302,485	(257,037)	353,032	(1,187,389)	371,787

Unrealized appreciation (depreciation) during the period	(3,192,965)	(945,570)	(3,761,660)	(1,091,188)	(12,124,345)	(4,048,788)

Net increase (decrease) in net assets from operations

	(2,930,316)	(159,517)	(3,597,216)	(279,766)	(12,086,888)	(2,457,663)

Changes from principal transactions:

Purchase payments	15,912	15,658	16,364	19,735	1,026	4,032

Transfers between sub-accounts and the company	372,191	857,492	1,690,127	2,796,293	(2,719,011)	8,225,375

Withdrawals	(2,312,375)	(2,308,320)	(2,603,424)	(3,153,118)	(5,603,508)	(8,578,518)

Annual contract fee	(34,533)	(34,055)	(77,127)	(71,897)	(773,223)	(719,748)

Net increase (decrease) in net assets from principal transactions	(1,958,805)	(1,469,225)	(974,060)	(408,987)	(9,094,716)	(1,068,859)

Total increase (decrease) in net assets	(4,889,121)	(1,628,742)	(4,571,276)	(688,753)	(21,181,604)	(3,526,522)

Net assets at beginning of period	25,596,767	27,225,509	29,300,950	29,989,703	88,904,060	92,430,582

Net assets at end of period	$20,707,646	$25,596,767	$24,729,674	$29,300,950	$67,722,456	$88,904,060

	2022	2021	2022	2021	2022	2021

Units, beginning of period	999,029	1,059,889	1,238,631	1,257,028	6,183,225	6,252,370

Units issued	54,340	90,834	204,771	178,509	183,519	638,016

Units redeemed	(141,258)	(151,694)	(256,504)	(196,906)	(881,100)	(707,161)

Units, end of period	912,111	999,029	1,186,898	1,238,631	5,485,644	6,183,225

See accompanying notes.	57 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,132,654	$1,204,896	$443,519	$548,083	$317,521	$386,557

Expenses:

Mortality and expense risk and administrative charges	(716,119)	(942,301)	(630,278)	(748,305)	(610,272)	(713,814)

Net investment income (loss)	416,535	262,595	(186,759)	(200,222)	(292,751)	(327,257)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	5,451,931	2,399,847	4,846,798	2,042,747

Net realized gain (loss)	(2,025,059)	551,844	1,066,581	2,035,589	1,567,532	3,265,608

Realized gains (losses)	(2,025,059)	551,844	6,518,512	4,435,436	6,414,330	5,308,355

Unrealized appreciation (depreciation) during the period	(6,633,940)	(3,375,958)	(17,617,070)	6,033,337	(15,816,718)	3,604,833

Net increase (decrease) in net assets from operations
	(8,242,464)	(2,561,519)	(11,285,317)	10,268,551	(9,695,139)	8,585,931

Changes from principal transactions:

Purchase payments	32,719	31,019	129,700	266,058	33,292	416,823

Transfers between sub-accounts and the company	2,808,093	(4,974,427)	(1,146,751)	(356,078)	(326,053)	1,099,514

Withdrawals	(5,798,049)	(11,886,363)	(3,201,073)	(3,903,304)	(2,173,827)	(4,051,568)

Annual contract fee	(391,076)	(423,366)	(66,077)	(64,161)	(163,611)	(163,842)

Net increase (decrease) in net assets from principal transactions	(3,348,313)	(17,253,137)	(4,284,201)	(4,057,485)	(2,630,199)	(2,699,073)

Total increase (decrease) in net assets	(11,590,777)	(19,814,656)	(15,569,518)	6,211,066	(12,325,338)	5,886,858

Net assets at beginning of period	55,825,255	75,639,911	53,032,244	46,821,178	45,302,926	39,416,068

Net assets at end of period	$44,234,478	$55,825,255	$37,462,726	$53,032,244	$32,977,588	$45,302,926

	2022	2021	2022	2021	2022	2021

Units, beginning of period	4,190,985	5,470,526	1,210,312	1,310,418	845,020	885,065

Units issued	809,980	1,324,551	15,789	46,531	21,417	77,018

Units redeemed	(1,097,765)	(2,604,092)	(134,947)	(146,637)	(80,065)	(117,063)

Units, end of period	3,903,200	4,190,985	1,091,154	1,210,312	786,372	845,020

See accompanying notes.	58 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Value Opportunities

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$118,737	$162,507	$2,747,314	$3,199,240	$16,636	$19,424

Expenses:

Mortality and expense risk and administrative charges	(72,951)	(88,873)	(2,898,738)	(3,043,055)	(33,816)	(44,413)

Net investment income (loss)	45,786	73,634	(151,424)	156,185	(17,180)	(24,989)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	17,503	796,868

Net realized gain (loss)	(221,534)	(41,816)	(3,721,262)	(2,240,666)	(51,154)	380,855

Realized gains (losses)	(221,534)	(41,816)	(3,721,262)	(2,240,666)	(33,651)	1,177,723

Unrealized appreciation (depreciation) during the period	30,405	(160,306)	(882,695)	(2,265,243)	(434,806)	(806,104)

Net increase (decrease) in net assets from operations

	(145,343)	(128,488)	(4,755,381)	(4,349,724)	(485,637)	346,630

Changes from principal transactions:

Purchase payments	-	-	1,004,761	1,213,364	-	-

Transfers between sub-accounts and the company	3,807,346	321,985	84,813,147	159,433,691	(133,520)	(36,495)

Withdrawals	(3,970,334)	(4,020,021)	(51,666,622)	(207,344,921)	(105,803)	(564,121)

Annual contract fee	(62,475)	(81,905)	(1,357,914)	(1,487,950)	(7,530)	(8,315)

Net increase (decrease) in net assets from principal transactions	(225,463)	(3,779,941)	32,793,372	(48,185,816)	(246,853)	(608,931)

Total increase (decrease) in net assets	(370,806)	(3,908,429)	28,037,991	(52,535,540)	(732,490)	(262,301)

Net assets at beginning of period	8,392,059	12,300,488	180,830,121	233,365,661	2,774,432	3,036,733

Net assets at end of period	$8,021,253	$8,392,059	$208,868,112	$180,830,121	$2,041,942	$2,774,432

	2022	2021	2022	2021	2022	2021

Units, beginning of period	689,736	998,143	16,166,585	20,405,234	23,550	27,603

Units issued	424,866	453,025	11,915,376	19,516,263	530	185

Units redeemed	(442,746)	(761,432)	(8,946,586)	(23,754,912)	(2,732)	(4,238)

Units, end of period	671,856	689,736	19,135,375	16,166,585	21,348	23,550

See accompanying notes.	59 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 103 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

60 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2022.

61 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2022, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

62 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2022. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$20,029,205,764	-	-	20,029,205,764
NonAffiliated	$20,418,347	-	-	20,418,347

Total	$20,049,624,111	-	-	20,049,624,111

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2022.

63 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2022 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$11,138,805	$20,266,541
500 Index Fund Series II	9,179,146	15,012,548
500 Index Fund Series NAV	12,683,818	21,428,277
Active Bond Trust Series I	1,524,641	3,975,938
Active Bond Trust Series II	9,076,720	24,947,869
American Asset Allocation Trust Series I	16,575,016	12,638,448
American Asset Allocation Trust Series II	103,885,275	83,097,677
American Asset Allocation Trust Series III	16,280,776	10,906,945
American Global Growth Trust Series II	22,950,101	21,528,880
American Global Growth Trust Series III	6,943,649	3,164,070
American Growth Trust Series II	155,647,145	74,727,354
American Growth Trust Series III	32,135,039	9,053,712
American Growth-Income Trust Series I	8,210,026	14,481,296
American Growth-Income Trust Series II	33,510,664	62,995,409
American Growth-Income Trust Series III	18,870,398	22,916,621
American International Trust Series II	24,875,491	35,938,469
American International Trust Series III	4,027,749	3,867,017
Basic Value Focus	413,405	768,071
Blue Chip Growth Trust Series I	56,514,687	27,249,375
Blue Chip Growth Trust Series II	30,579,198	20,312,299
Capital Appreciation Trust Series I	39,022,779	20,097,216
Capital Appreciation Trust Series II	18,427,449	12,557,425
Capital Appreciation Value Trust Series II	35,656,904	26,481,378
Core Bond Trust Series I	2,434,637	8,480,915
Core Bond Trust Series II	2,680,859	11,413,412
Disciplined Value International Trust Series I	3,810,192	7,653,174
Disciplined Value International Trust Series II	7,696,875	7,799,256
DWS Equity 500 Index	938,563	1,455,797
Emerging Markets Value Trust Series II	2,534,706	5,106,982
Emerging Markets Value Trust Series NAV	91,043	188,191
Equity Income Trust Series I	25,999,757	22,855,860
Equity Income Trust Series II	24,852,471	21,922,880
Financial Industries Trust Series I	2,476,949	2,368,877
Financial Industries Trust Series II	5,047,399	4,953,449
Fundamental All Cap Core Trust Series II	7,751,092	9,493,731
Fundamental Large Cap Value Trust Series I	28,800,536	25,233,079
Fundamental Large Cap Value Trust Series II	23,787,007	23,340,097
Global Allocation	3,101	8,273
Global Equity Trust Series I	24,282,947	29,203,537
Global Equity Trust Series II	1,923,361	3,782,432
Health Sciences Trust Series I	6,444,704	6,172,083
Health Sciences Trust Series II	10,014,077	10,604,004
High Yield Trust Series I	5,805,968	9,119,028
High Yield Trust Series II	3,710,873	10,836,699
International Equity Index Series I	1,365,031	2,001,441
International Equity Index Series II	2,256,323	3,665,644
International Equity Index Series NAV	427,510	983,878
International Small Company Trust Series I	1,421,874	1,817,147
International Small Company Trust Series II	919,769	1,620,343

64 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Investment Quality Bond Trust Series I	$7,811,445	$16,367,087
Investment Quality Bond Trust Series II	3,994,157	10,238,057
Lifestyle Balanced Portfolio Series I	4,793,721	4,230,299
Lifestyle Balanced Portfolio Series II	114,347,586	147,906,419
Lifestyle Conservative Portfolio Series I	3,249,089	3,503,404
Lifestyle Conservative Portfolio Series II	26,977,428	41,945,835
Lifestyle Growth Portfolio Series I	31,780,300	20,372,203
Lifestyle Growth Portfolio Series II	663,001,988	557,679,438
Lifestyle Growth Portfolio Series NAV	803,992	501,334
Lifestyle Moderate Portfolio Series I	1,778,757	1,592,617
Lifestyle Moderate Portfolio Series II	40,167,072	44,838,341
Managed Volatility Balanced Portfolio Series I	16,553,153	35,673,835
Managed Volatility Balanced Portfolio Series II	168,387,742	425,554,055
Managed Volatility Conservative Portfolio Series I	3,713,591	11,848,911
Managed Volatility Conservative Portfolio Series II	27,043,869	96,440,183
Managed Volatility Growth Portfolio Series I	14,552,004	37,668,846
Managed Volatility Growth Portfolio Series II	190,678,015	554,763,250
Managed Volatility Growth Portfolio Series NAV	16,747	26,312
Managed Volatility Moderate Portfolio Series I	6,022,646	13,825,226
Managed Volatility Moderate Portfolio Series II	59,973,385	145,189,270
Mid Cap Growth Trust Series I	49,217,386	16,695,922
Mid Cap Growth Trust Series II	27,653,444	11,146,531
Mid Cap Index Trust Series I	11,899,671	11,131,103
Mid Cap Index Trust Series II	8,205,626	8,344,916
Mid Value Trust Series I	8,518,045	6,643,011
Mid Value Trust Series II	11,583,774	8,872,960
Money Market Trust Series I	307,097	2,672,337
Money Market Trust Series II	4,274,856	15,645,033
Money Market Trust Series NAV	97,011	686,401
Opportunistic Fixed Income Trust Series I	820,649	3,386,667
Opportunistic Fixed Income Trust Series II	3,408,301	7,787,496
PIMCO All Asset	912,251	1,019,938
Real Estate Securities Trust Series I	3,193,079	4,053,422
Real Estate Securities Trust Series II	5,862,629	6,254,408
Science & Technology Trust Series I	41,558,527	13,586,818
Science & Technology Trust Series II	22,199,865	10,404,671
Select Bond Trust Series I	10,760,262	23,482,759
Select Bond Trust Series II	232,145,197	152,912,757
Short Term Government Income Trust Series I	2,532,828	4,301,193
Short Term Government Income Trust Series II	9,590,846	11,288,580
Small Cap Index Trust Series I	1,703,655	2,082,145
Small Cap Index Trust Series II	4,801,138	3,780,939
Small Cap Opportunities Trust Series I	5,540,208	5,296,035
Small Cap Opportunities Trust Series II	5,110,835	4,591,156
Small Cap Stock Trust Series I	227,506	17,862
Small Cap Stock Trust Series II	7,699,561	4,558,337
Small Cap Value Trust Series I	106,710	17,373
Small Cap Value Trust Series II	6,381,201	5,932,350
Small Company Value Trust Series I	5,020,325	4,388,640
Small Company Value Trust Series II	5,475,833	4,843,715
Strategic Income Opportunities Trust Series I	2,026,078	3,559,052
Strategic Income Opportunities Trust Series II	5,452,233	6,004,810

65 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Total Bond Market Series Trust NAV	$4,173,660	$12,043,529
Total Bond Market Trust Series II	10,921,607	13,853,386
Total Stock Market Index Trust Series I	6,450,042	5,469,070
Total Stock Market Index Trust Series II	6,107,779	4,183,931
Ultra Short Term Bond Trust Series I	5,193,628	5,373,307
Ultra Short Term Bond Trust Series II	132,798,538	100,156,589
Value Opportunities	70,222	316,753

66 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2022	3,673	$ 38.34 to $ 33.08	$127,761	1.90 % to 0.45%	1.19%	-18.74 % to -19.90%
	2021	4,042	47.17 to 41.30	174,547	1.90 to 0.45	1.32	27.72 to 25.88
	2020	4,339	36.94 to 32.81	148,171	1.90 to 0.45	1.80	17.58 to 15.88
	2019	4,843	31.41 to 28.31	142,077	1.90 to 0.45	1.66	30.47 to 28.59
	2018	5,483	24.08 to 22.02	124,393	1.90 to 0.45	1.30	-5.12 to -6.50

500 Index Fund Series II(*)	2022	1,675	37.57 to 31.93	54,823	2.05 to 0.45	0.97	-18.88 to -20.16
	2021	1,921	46.31 to 39.99	76,883	2.05 to 0.45	1.14	27.46 to 25.44
	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43
	2019	2,243	30.97 to 27.62	62,608	2.05 to 0.45	1.51	30.24 to 28.17
	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83

500 Index Fund Series NAV(*)	2022	4,259	37.19 to 30.70	153,821	2.05 to 0.80	1.25	-18.96 to -19.96
	2021	4,633	45.89 to 38.36	206,968	2.05 to 0.80	1.33	27.33 to 25.75
	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73
	2019	6,220	30.75 to 26.36	187,147	2.05 to 0.80	1.69	30.11 to 28.50
	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59

Active Bond Trust Series I(*)	2022	896	22.32 to 17.28	16,740	1.90 to 0.45	3.34	-14.23 to -15.46
	2021	1,043	26.03 to 20.44	22,966	1.90 to 0.45	3.21	-1.02 to -2.44
	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74
	2019	1,212	24.28 to 19.63	25,396	1.90 to 0.45	2.69	8.76 to 7.20
	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48

Active Bond Trust Series II(*)	2022	5,034	16.24 to 12.05	87,947	2.05 to 1.00	2.98	-14.87 to -15.76
	2021	6,003	19.28 to 14.15	123,998	2.05 to 1.00	2.99	-1.76 to -2.79
	2020	6,337	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36
	2019	6,290	18.65 to 13.40	124,667	2.05 to 1.00	2.53	7.94 to 6.81
	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82

American Asset Allocation Trust Series I(*)	2022	3,873	28.08 to 22.37	93,482	1.90 to 0.45	2.31	-14.14 to -15.38
	2021	4,219	32.70 to 26.43	119,879	1.90 to 0.45	1.56	14.19 to 12.55
	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91
	2019	4,963	25.68 to 21.37	113,208	1.90 to 0.45	1.34	20.24 to 18.50
	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71

American Asset Allocation Trust Series II(*)	2022	28,500	23.78 to 21.50	659,778	2.05 to 1.00	2.17	-14.62 to -15.51
	2021	31,404	27.85 to 25.45	855,187	2.05 to 1.00	1.42	13.47 to 12.29
	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64
	2019	41,211	22.15 to 20.67	900,004	2.05 to 1.00	1.22	19.47 to 18.22
	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00

American Asset Allocation Trust Series III(*)	2022	3,460	29.48 to 26.36	100,583	1.55 to 0.80	2.68	-14.13 to -14.77
	2021	3,771	34.33 to 30.93	127,779	1.55 to 0.80	1.88	14.15 to 13.30
	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71
	2019	4,588	26.96 to 24.66	122,259	1.55 to 0.80	1.67	20.19 to 19.30
	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10

American Global Growth Trust Series II(*)	2022	3,761	28.94 to 25.88	104,915	2.05 to 1.00	0.40	-25.83 to -26.60
	2021	4,198	39.01 to 35.26	158,586	2.05 to 1.00	0.00	14.77 to 13.57
	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16
	2019	5,857	26.45 to 24.42	151,504	2.05 to 1.00	0.54	33.32 to 31.93
	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31

American Global Growth Trust Series III(*)	2022	725	34.79 to 31.12	24,771	1.55 to 0.80	0.94	-25.37 to -25.92
	2021	721	46.62 to 42.01	33,062	1.55 to 0.80	0.00	15.48 to 14.62
	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43
	2019	967	31.20 to 28.54	29,730	1.55 to 0.80	0.96	34.10 to 33.10
	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45

American Growth Trust Series II(*)	2022	7,242	78.24 to 57.12	412,684	2.05 to 0.45	1.31	-30.56 to -31.66
	2021	7,668	112.67 to 83.58	639,183	2.05 to 0.45	0.31	20.94 to 19.02
	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38
	2019	11,474	61.79 to 47.32	535,195	2.05 to 0.45	0.73	29.61 to 27.55
	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74

American Growth Trust Series III(*)	2022	1,725	44.72 to 40.00	75,805	1.55 to 0.80	1.88	-30.51 to -31.03
	2021	1,674	64.36 to 57.99	105,964	1.55 to 0.80	0.71	21.03 to 20.12
	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64
	2019	2,594	35.27 to 32.26	90,208	1.55 to 0.80	1.17	29.76 to 28.79
	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82

American Growth-Income Trust Series I(*)	2022	1,782	58.30 to 43.84	85,073	1.90 to 0.45	2.10	-17.15 to -18.34
	2021	2,018	70.37 to 53.68	117,447	1.90 to 0.45	0.72	23.06 to 21.29
	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97
	2019	2,634	50.79 to 39.89	112,835	1.90 to 0.45	1.49	25.14 to 23.34
	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03

67 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series II(*)	2022	7,527	$ 57.43 to $ 41.92	$320,034	2.05 % to 0.45%	2.05%	-17.21 % to -18.53%
	2021	8,633	69.37 to 51.46	448,548	2.05 to 0.45	0.64	22.96 to 21.01
	2020	10,493	56.42 to 42.52	448,301	2.05 to 0.45	1.26	12.52 to 10.72
	2019	11,502	50.14 to 38.40	441,928	2.05 to 0.45	1.39	25.08 to 23.10
	2018	13,514	40.09 to 31.20	418,780	2.05 to 0.45	1.25	-2.71 to -4.26

American Growth-Income Trust Series III(*)	2022	4,416	37.45 to 33.49	162,592	1.55 to 0.80	2.53	-17.22 to -17.84
	2021	4,834	45.24 to 40.76	215,229	1.55 to 0.80	1.06	23.14 to 22.22
	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72
	2019	6,269	32.64 to 29.85	201,783	1.55 to 0.80	1.84	25.16 to 24.22
	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34

American International Trust Series II(*)	2022	6,828	27.65 to 16.10	177,206	2.05 to 1.00	1.99	-21.94 to -22.76
	2021	7,549	35.80 to 20.63	253,255	2.05 to 1.00	1.71	-2.94 to -3.95
	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09
	2019	8,655	33.55 to 18.93	270,480	2.05 to 1.00	0.79	21.05 to 19.79
	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35

American International Trust Series III(*)	2022	1,632	16.52 to 14.77	26,482	1.55 to 0.80	2.57	-21.43 to -22.02
	2021	1,726	21.02 to 18.94	35,682	1.55 to 0.80	2.21	-2.29 to -3.02
	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22
	2019	1,949	19.03 to 17.40	36,565	1.55 to 0.80	1.28	21.91 to 21.00
	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54

Basic Value Focus	2022	52	67.22 to 32.56	2,961	1.80 to 1.40	1.13	-6.38 to -6.75
	2021	63	71.81 to 34.92	3,864	1.80 to 1.40	1.05	19.87 to 19.39
	2020	75	59.90 to 29.25	3,801	1.80 to 1.40	2.22	1.77 to 1.36
	2019	86	58.86 to 28.85	4,219	1.80 to 1.40	2.23	21.99 to 21.51
	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71

Blue Chip Growth Trust Series I(*)	2022	2,448	60.15 to 39.23	160,108	1.90 to 0.45	0.00	-38.36 to -39.25
	2021	2,685	97.59 to 64.58	286,987	1.90 to 0.45	0.00	16.34 to 14.67
	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77
	2019	3,479	62.74 to 42.74	241,695	1.90 to 0.45	0.00	29.21 to 27.35
	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04

Blue Chip Growth Trust Series II(*)	2022	1,554	47.22 to 33.83	67,861	2.05 to 1.00	0.00	-38.82 to -39.46
	2021	1,754	78.00 to 55.29	126,314	2.05 to 1.00	0.00	15.47 to 14.27
	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34
	2019	2,455	51.97 to 36.08	116,834	2.05 to 1.00	0.00	28.24 to 26.90
	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30

Capital Appreciation Trust Series I(*)	2022	3,317	40.37 to 39.65	108,678	1.90 to 0.45	0.00	-37.98 to -38.87
	2021	3,676	65.10 to 64.86	196,076	1.90 to 0.45	0.00	15.23 to 13.57
	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10
	2019	4,687	37.31 to 36.37	142,530	1.90 to 0.45	0.04	32.30 to 30.39
	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68

Capital Appreciation Trust Series II(*)	2022	857	53.72 to 37.82	39,632	2.05 to 1.00	0.00	-38.50 to -39.14
	2021	999	88.27 to 61.49	75,300	2.05 to 1.00	0.00	14.49 to 13.29
	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54
	2019	1,315	51.08 to 34.84	57,289	2.05 to 1.00	0.01	31.33 to 29.95
	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01

Capital Appreciation Value Trust Series II(*)	2022	6,773	31.65 to 30.70	217,019	2.05 to 1.00	0.73	-12.94 to -13.85
	2021	7,337	36.74 to 35.26	270,930	2.05 to 1.00	0.57	16.68 to 15.46
	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80
	2019	9,499	27.72 to 26.05	260,486	2.05 to 1.00	1.18	22.86 to 21.58
	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94

Core Bond Trust Series I(*)	2022	2,615	19.32 to 14.95	41,128	1.90 to 0.45	2.10	-14.06 to -15.30
	2021	2,999	22.48 to 17.65	55,323	1.90 to 0.45	1.78	-2.40 to -3.80
	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57
	2019	3,442	21.30 to 17.22	61,700	1.90 to 0.45	2.37	7.84 to 6.29
	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47

Core Bond Trust Series II(*)	2022	2,852	14.34 to 11.79	42,532	2.05 to 1.00	1.85	-14.67 to -15.56
	2021	3,414	16.98 to 13.81	60,036	2.05 to 1.00	1.55	-3.20 to -4.21
	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30
	2019	4,176	16.68 to 13.28	71,521	2.05 to 1.00	2.20	6.97 to 5.85
	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81

Disciplined Value International Trust Series I(*)	2022	1,868	28.61 to 22.61	40,693	1.90 to 0.45	3.52	-5.19 to -6.56
	2021	2,087	30.18 to 24.19	48,476	1.90 to 0.45	2.52	12.55 to 10.93
	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33
	2019	2,611	26.08 to 21.52	53,425	1.90 to 0.45	2.71	11.83 to 10.22
	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64

68 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Disciplined Value International Trust Series II(*)	2022	1,602	$ 26.70 to $ 16.34	$36,711	2.05 % to 1.00%	3.34%	-5.93 % to -6.91%
	2021	1,651	28.69 to 17.37	40,418	2.05 to 1.00	2.33	11.74 to 10.57
	2020	1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97
	2019	2,030	25.69 to 15.24	44,182	2.05 to 1.00	2.55	11.01 to 9.86
	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90

DWS Equity 500 Index	2022	182	60.24 to 44.98	10,369	2.05 to 1.40	0.86	-19.77 to -20.29
	2021	200	75.09 to 56.43	14,267	2.05 to 1.40	1.05	26.09 to 25.27
	2020	226	59.55 to 45.05	12,883	2.05 to 1.40	1.36	16.00 to 15.24
	2019	247	51.34 to 39.09	12,152	2.05 to 1.40	1.58	28.82 to 27.99
	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94

Emerging Markets Value Trust Series II(*)	2022	1,944	12.26 to 11.29	22,633	2.05 to 0.45	3.35	-12.27 to -13.66
	2021	2,193	13.98 to 13.07	29,400	2.05 to 0.45	2.15	10.58 to 8.83
	2020	2,379	12.64 to 12.01	29,116	2.05 to 0.45	2.25	2.89 to 1.25
	2019	2,552	12.29 to 11.86	30,665	2.05 to 0.45	2.93	10.21 to 8.46
	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55

Emerging Markets Value Trust Series NAV(*)	2022	80	12.20 to 11.74	961	1.55 to 0.80	3.57	-12.33 to -12.99
	2021	89	13.92 to 13.49	1,234	1.55 to 0.80	2.32	10.36 to 9.54
	2020	113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12
	2019	122	12.26 to 12.06	1,485	1.55 to 0.80	3.20	10.01 to 9.19
	2018	131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82

Equity Income Trust Series I(*)	2022	2,187	57.20 to 35.43	151,170	1.90 to 0.45	1.74	-3.84 to -5.22
	2021	2,411	59.48 to 37.39	173,873	1.90 to 0.45	1.93	24.85 to 23.06
	2020	2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89
	2019	3,052	47.38 to 30.65	177,745	1.90 to 0.45	2.05	25.78 to 23.97
	2018	3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29

Equity Income Trust Series II(*)	2022	2,731	46.26 to 39.03	97,550	2.05 to 0.45	1.57	-4.07 to -5.59
	2021	2,950	48.22 to 41.34	111,261	2.05 to 0.45	1.74	24.65 to 22.67
	2020	3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30
	2019	3,726	38.57 to 34.14	115,219	2.05 to 0.45	1.88	25.61 to 23.61
	2018	3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60

Financial Industries Trust Series I(*)	2022	225	30.15 to 27.81	6,688	1.90 to 1.40	2.15	-14.87 to -15.29
	2021	266	35.42 to 32.83	9,261	1.90 to 1.40	0.82	27.90 to 27.26
	2020	275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24
	2019	342	27.49 to 25.73	9,202	1.90 to 1.40	4.12	29.96 to 29.31
	2018	407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11

Financial Industries Trust Series II(*)	2022	362	32.60 to 27.75	10,948	2.05 to 1.00	2.03	-14.69 to -15.58
	2021	427	38.62 to 32.52	15,200	2.05 to 1.00	0.67	28.09 to 26.76
	2020	402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09
	2019	473	30.49 to 25.15	13,265	2.05 to 1.00	3.93	30.21 to 28.85
	2018	527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37

Fundamental All Cap Core Trust Series II(*)	2022	671	50.15 to 23.25	36,466	2.05 to 1.00	0.01	-25.19 to -25.97
	2021	751	67.74 to 31.08	54,490	2.05 to 1.00	0.00	29.04 to 27.70
	2020	808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07
	2019	963	42.75 to 19.21	43,404	2.05 to 1.00	0.24	34.83 to 33.42
	2018	1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11

Fundamental Large Cap Value Trust Series I(*)	2022	4,281	49.44 to 37.71	174,002	1.90 to 0.45	1.05	-8.37 to -9.68
	2021	4,755	53.96 to 41.76	212,868	1.90 to 0.45	0.76	29.38 to 27.52
	2020	5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85
	2019	6,025	37.42 to 29.81	190,760	1.90 to 0.45	1.14	35.24 to 33.30
	2018	6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61

Fundamental Large Cap Value Trust Series II(*)	2022	3,395	36.01 to 22.02	122,946	2.05 to 1.00	0.85	-9.04 to -9.99
	2021	3,802	40.01 to 24.20	152,418	2.05 to 1.00	0.56	28.43 to 27.09
	2020	4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48
	2019	4,994	28.76 to 17.03	141,440	2.05 to 1.00	0.93	34.24 to 32.84
	2018	6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92

Global Allocation	2022	9	28.56 to 23.27	219	1.75 to 1.40	0.00	-17.15 to -17.44
	2021	10	34.60 to 28.09	270	1.75 to 1.40	0.77	5.07 to 4.70
	2020	10	33.05 to 26.74	256	1.75 to 1.40	1.04	19.12 to 18.70
	2019	11	27.84 to 22.45	255	1.75 to 1.40	1.15	16.19 to 15.79
	2018	11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13

Global Equity Trust Series I(*)	2022	8,482	28.18 to 20.24	195,697	1.90 to 0.45	2.67	-15.22 to -16.44
	2021	9,406	33.24 to 24.22	257,002	1.90 to 0.45	0.00	20.76 to 19.02
	2020	10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58
	2019	3,560	25.94 to 19.46	95,996	1.90 to 0.45	2.13	15.52 to 13.86
	2018	3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11

69 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Global Equity Trust Series II(*)	2022	753	$ 25.32 to $ 14.98	$17,114	2.05 % to 1.00%	2.40%	-15.85 % to -16.73%
	2021	894	30.40 to 17.81	24,130	2.05 to 1.00	0.00	19.81 to 18.56
	2020	1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26
	2019	1,202	24.60 to 14.11	26,152	2.05 to 1.00	1.89	14.68 to 13.48
	2018	1,391	21.67 to 12.30	26,538	2.05 to 1.00	1.50	-15.50 to -16.39

Health Sciences Trust Series I(*)	2022	412	128.15 to 92.26	42,044	1.90 to 0.45	0.00	-13.48 to -14.72
	2021	455	148.11 to 108.19	54,184	1.90 to 0.45	0.00	10.69 to 9.10
	2020	507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77
	2019	583	105.69 to 79.48	50,631	1.90 to 0.45	0.00	28.10 to 26.26
	2018	670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22

Health Sciences Trust Series II(*)	2022	513	102.91 to 45.42	49,021	2.05 to 1.00	0.00	-14.10 to -15.00
	2021	570	121.06 to 52.87	65,318	2.05 to 1.00	0.00	9.86 to 8.72
	2020	700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31
	2019	729	89.58 to 38.31	60,712	2.05 to 1.00	0.00	27.12 to 25.79
	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53

High Yield Trust Series I(*)	2022	2,135	30.72 to 24.28	38,718	1.90 to 0.45	5.67	-13.64 to -14.88
	2021	2,423	35.58 to 28.52	51,010	1.90 to 0.45	4.91	5.35 to 3.83
	2020	2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82
	2019	2,760	32.06 to 26.46	54,750	1.90 to 0.45	5.25	15.14 to 13.49
	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85

High Yield Trust Series II(*)	2022	1,353	23.36 to 15.20	30,200	2.05 to 1.00	5.23	-14.31 to -15.20
	2021	1,693	27.55 to 17.74	44,648	2.05 to 1.00	4.68	4.62 to 3.52
	2020	1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52
	2019	1,940	25.71 to 16.21	47,178	2.05 to 1.00	4.98	14.35 to 13.15
	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13

International Equity Index Series I(*)	2022	824	16.33 to 15.52	13,430	1.90 to 1.40	2.81	-17.42 to -17.83
	2021	881	19.78 to 18.89	17,387	1.90 to 1.40	2.64	6.10 to 5.57
	2020	877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56
	2019	1,073	17.08 to 16.48	18,350	1.90 to 1.40	2.71	19.68 to 19.09
	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72

International Equity Index Series II(*)	2022	901	17.63 to 14.98	14,202	2.05 to 0.45	2.61	-16.77 to -18.09
	2021	1,002	21.18 to 18.29	19,154	2.05 to 0.45	2.33	6.84 to 5.15
	2020	1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23
	2019	1,100	18.02 to 16.07	18,331	2.05 to 0.45	2.65	20.57 to 18.65
	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02

International Equity Index Series NAV(*)	2022	605	13.28 to 12.01	7,771	2.05 to 1.40	2.83	-17.32 to -17.86
	2021	656	16.06 to 14.62	10,219	2.05 to 1.40	2.57	6.10 to 5.41
	2020	717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50
	2019	785	13.86 to 12.78	10,617	2.05 to 1.40	2.45	19.75 to 18.98
	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86

International Small Company Trust Series I(*)	2022	606	23.86 to 19.72	12,703	1.90 to 0.45	1.88	-18.54 to -19.71
	2021	673	29.29 to 24.56	17,489	1.90 to 0.45	1.25	13.21 to 11.58
	2020	756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32
	2019	862	23.98 to 20.70	18,694	1.90 to 0.45	2.15	22.05 to 20.30
	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61

International Small Company Trust Series II(*)	2022	370	19.32 to 18.82	7,380	2.05 to 1.00	1.66	-19.16 to -20.00
	2021	432	23.90 to 23.53	10,694	2.05 to 1.00	0.99	12.34 to 11.16
	2020	528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97
	2019	579	19.98 to 19.86	12,084	2.05 to 1.00	1.76	21.14 to 19.87
	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90

Investment Quality Bond Trust Series I(*)	2022	4,704	29.24 to 18.04	86,508	1.90 to 0.45	3.05	-15.26 to -16.48
	2021	5,288	34.51 to 21.60	116,290	1.90 to 0.45	2.00	-1.70 to -3.12
	2020	5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31
	2019	5,736	32.24 to 20.78	120,544	1.90 to 0.45	2.51	8.87 to 7.31
	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69

Investment Quality Bond Trust Series II(*)	2022	2,454	15.08 to 12.33	41,220	2.05 to 0.35	2.78	-15.35 to -16.78
	2021	2,917	18.12 to 14.57	58,174	2.05 to 0.35	1.76	-1.80 to -3.45
	2020	3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93
	2019	3,225	17.55 to 13.64	62,380	2.05 to 0.35	2.34	8.77 to 6.93
	2018	3,237	16.41 to 12.54	58,447	2.05 to 0.35	2.49	-1.27 to -2.95

Lifestyle Balanced Portfolio Series I(*)	2022	1,563	17.45 to 15.79	26,301	1.90 to 0.80	2.53	-16.12 to -17.04
	2021	1,683	20.80 to 19.03	33,904	1.90 to 0.80	2.59	8.57 to 7.38
	2020	1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56
	2019	1,640	17.14 to 16.03	27,494	1.90 to 0.80	2.06	16.80 to 15.52
	2018	1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17

70 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Balanced Portfolio Series II(*)	2022	27,984	$ 17.85 to $ 15.30	$485,008	2.05 % to 0.35%	2.24%	-15.89 % to -17.31%
	2021	32,150	21.22 to 18.50	674,475	2.05 to 0.35	2.34	8.83 to 7.00
	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18
	2019	31,282	17.40 to 15.69	553,245	2.05 to 0.35	1.76	17.15 to 15.18
	2018	31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57

Lifestyle Conservative Portfolio Series I(*)	2022	833	14.78 to 13.38	11,873	1.90 to 0.80	2.76	-15.30 to -16.22
	2021	905	17.45 to 15.97	15,287	1.90 to 0.80	2.86	2.14 to 1.02
	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66
	2019	626	15.55 to 14.54	9,491	1.90 to 0.80	2.09	11.56 to 10.34
	2018	632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83

Lifestyle Conservative Portfolio Series II(*)	2022	7,055	15.11 to 12.95	101,197	2.05 to 0.35	2.44	-15.01 to -16.44
	2021	8,495	17.78 to 15.50	144,765	2.05 to 0.35	2.65	2.32 to 0.60
	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28
	2019	7,165	15.78 to 14.23	110,661	2.05 to 0.35	2.01	11.83 to 9.95
	2018	7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16

Lifestyle Growth Portfolio Series I(*)	2022	9,356	19.38 to 17.54	178,497	1.90 to 0.80	2.36	-16.75 to -17.66
	2021	10,080	23.28 to 21.30	231,438	1.90 to 0.80	2.30	13.16 to 11.92
	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44
	2019	11,476	18.26 to 17.08	207,532	1.90 to 0.80	1.79	20.49 to 19.17
	2018	12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89

Lifestyle Growth Portfolio Series II(*)	2022	192,349	19.83 to 15.92	3,670,788	2.10 to 0.35	2.12	-16.53 to -17.98
	2021	212,026	23.76 to 19.41	4,909,854	2.10 to 0.35	2.05	13.44 to 11.47
	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07
	2019	266,955	18.54 to 16.72	4,925,106	2.05 to 0.35	1.57	20.78 to 18.74
	2018	299,274	15.35 to 14.08	4,608,995	2.05 to 0.35	1.83	-6.64 to -8.22

Lifestyle Growth Portfolio Series NAV(*)	2022	321	14.98 to 14.67	5,115	1.60 to 1.20	2.42	-16.99 to -17.32
	2021	346	18.05 to 17.75	6,657	1.60 to 1.20	2.37	12.77 to 12.32
	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83
	2019	405	14.25 to 14.13	6,145	1.60 to 1.20	1.78	20.07 to 19.59
	2018	474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57

Lifestyle Moderate Portfolio Series I(*)	2022	649	16.51 to 14.94	10,339	1.90 to 0.80	2.59	-15.86 to -16.78
	2021	696	19.62 to 17.95	13,213	1.90 to 0.80	2.70	6.39 to 5.23
	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98
	2019	569	16.59 to 15.51	9,198	1.90 to 0.80	2.17	15.04 to 13.79
	2018	548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40

Lifestyle Moderate Portfolio Series II(*)	2022	9,315	16.90 to 14.49	152,100	2.05 to 0.35	2.33	-15.63 to -17.05
	2021	10,300	20.03 to 17.46	203,047	2.05 to 0.35	2.44	6.65 to 4.85
	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59
	2019	9,979	16.85 to 15.20	170,456	2.05 to 0.35	1.80	15.31 to 13.37
	2018	9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74

Managed Volatility Balanced Portfolio Series I(*)	2022	10,854	32.30 to 21.99	245,262	1.90 to 0.45	2.39	-15.46 to -16.68
	2021	12,096	38.20 to 26.39	326,559	1.90 to 0.45	2.44	9.27 to 7.70
	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11
	2019	15,262	34.49 to 24.54	380,724	1.90 to 0.45	1.92	17.39 to 15.70
	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69

Managed Volatility Balanced Portfolio Series II(*)	2022	138,386	22.85 to 19.37	2,843,530	2.05 to 0.35	2.22	-15.51 to -16.93
	2021	155,352	27.51 to 22.93	3,824,846	2.05 to 0.35	2.25	9.16 to 7.32
	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52
	2019	208,520	25.76 to 20.76	4,759,115	2.05 to 0.35	1.73	17.32 to 15.34
	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97

Managed Volatility Conservative Portfolio Series I(*)	2022	2,622	31.09 to 19.17	54,880	1.90 to 0.45	2.58	-15.18 to -16.40
	2021	3,025	36.65 to 22.94	75,487	1.90 to 0.45	2.84	3.01 to 1.53
	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44
	2019	3,915	34.57 to 22.27	93,727	1.90 to 0.45	2.30	12.87 to 11.25
	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03

Managed Volatility Conservative Portfolio Series II(*)	2022	27,256	18.02 to 14.08	473,588	2.10 to 0.35	2.46	-15.23 to -16.70
	2021	31,361	21.26 to 16.90	649,036	2.10 to 0.35	2.69	2.95 to 1.16
	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99
	2019	42,135	20.09 to 16.54	845,498	2.10 to 0.35	2.11	12.78 to 10.82
	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43

Managed Volatility Growth Portfolio Series I(*)	2022	12,862	29.82 to 21.64	283,530	1.90 to 0.45	2.23	-15.24 to -16.46
	2021	14,269	35.18 to 25.91	373,760	1.90 to 0.45	2.19	12.32 to 10.70
	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28
	2019	16,744	31.92 to 24.20	398,918	1.90 to 0.45	1.70	19.02 to 17.31
	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31

71 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Growth Portfolio Series II(*)	2022	195,625	$ 19.19 to $ 18.38	$4,099,192	2.10 % to 0.35%	2.04%	-15.32 % to - 16.79%
	2021	217,383	22.66 to 22.09	5,441,687	2.10 to 0.35	1.93	12.18 to 10.24
	2020	253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66
	2019	296,881	20.80 to 20.60	6,896,471	2.10 to 0.35	1.48	18.90 to 16.84
	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65

Managed Volatility Growth Portfolio Series NAV(*)	2022	17	21.25 to 21.25	363	1.20 to 1.20	2.37	-15.81 to -15.81
	2021	18	25.24 to 25.24	454	1.20 to 1.20	2.28	11.51 to 11.51
	2020	19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55
	2019	20	23.22 to 23.22	459	1.20 to 1.20	1.83	18.25 to 18.25
	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68

Managed Volatility Moderate Portfolio Series I(*)	2022	3,722	33.61 to 21.76	86,726	1.90 to 0.45	2.51	-15.26 to -16.47
	2021	4,196	39.67 to 26.05	116,588	1.90 to 0.45	2.61	7.41 to 5.87
	2020	4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36
	2019	5,472	35.91 to 24.28	141,680	1.90 to 0.45	2.04	16.20 to 14.52
	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80

Managed Volatility Moderate Portfolio Series II(*)	2022	45,278	21.13 to 20.09	899,139	2.05 to 0.35	2.34	-15.39 to -16.82
	2021	51,184	25.41 to 23.74	1,214,885	2.05 to 0.35	2.44	7.38 to 5.57
	2020	58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96
	2019	67,001	23.84 to 21.53	1,476,853	2.05 to 0.35	1.85	16.02 to 14.06
	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08

Mid Cap Growth Trust Series I(*)	2022	2,220	62.46 to 51.97	99,035	1.90 to 0.45	0.00	-34.94 to -35.87
	2021	2,389	96.00 to 81.05	166,544	1.90 to 0.45	0.00	3.07 to 1.59
	2020	2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28
	2019	3,150	56.57 to 49.16	131,034	1.90 to 0.45	0.00	33.92 to 31.99
	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42

Mid Cap Growth Trust Series II(*)	2022	978	57.50 to 33.12	51,535	2.05 to 1.00	0.00	-35.42 to -36.09
	2021	1,108	89.97 to 51.28	91,045	2.05 to 1.00	0.00	2.27 to 1.20
	2020	1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66
	2019	1,492	54.99 to 30.69	74,431	2.05 to 1.00	0.00	32.91 to 31.53
	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72

Mid Cap Index Trust Series I(*)	2022	1,259	69.70 to 48.42	65,112	1.90 to 0.45	1.08	-13.82 to -15.06
	2021	1,426	80.88 to 57.01	86,257	1.90 to 0.45	0.86	23.65 to 21.87
	2020	1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08
	2019	1,882	58.04 to 42.11	83,184	1.90 to 0.45	1.12	25.02 to 23.22
	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13

Mid Cap Index Trust Series II(*)	2022	995	53.26 to 30.15	46,890	2.05 to 1.00	0.89	-14.44 to -15.34
	2021	1,138	62.91 to 35.24	62,799	2.05 to 1.00	0.65	22.72 to 21.44
	2020	1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68
	2019	1,468	46.80 to 25.67	60,114	2.05 to 1.00	0.91	24.19 to 22.89
	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46

Mid Value Trust Series I(*)	2022	889	54.00 to 41.14	39,855	1.90 to 0.80	0.87	-5.07 to -6.11
	2021	947	56.88 to 43.81	45,068	1.90 to 0.80	0.95	23.35 to 22.00
	2020	1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53
	2019	1,198	42.42 to 33.40	43,106	1.90 to 0.80	1.10	18.58 to 17.29
	2018	1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53

Mid Value Trust Series II(*)	2022	1,072	38.96 to 19.42	43,819	2.05 to 1.00	0.67	-5.47 to -6.45
	2021	1,104	41.65 to 20.54	48,791	2.05 to 1.00	0.78	22.86 to 21.58
	2020	1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15
	2019	1,272	31.97 to 15.44	43,146	2.05 to 1.00	0.88	17.97 to 16.74
	2018	1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
Money Market Trust Series I(*)	2022	1,043	16.35 to 10.44	14,925	1.90 to 0.45	1.23	0.84 to -0.61

	2021	1,208	16.22 to 10.50	17,290	1.90 to 0.45	0.00	-0.45 to -1.88
	2020	1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58
	2019	1,613	16.31 to 10.88	23,529	1.90 to 0.45	1.93	1.48 to 0.02
	2018	1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38

Money Market Trust Series II(*)	2022	5,524	12.57 to 10.01	61,114	2.05 to 0.35	1.01	0.72 to -0.97
	2021	6,533	12.48 to 10.11	72,484	2.05 to 0.35	0.00	-0.35 to -2.03
	2020	8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80
	2019	9,750	12.53 to 10.51	111,046	2.05 to 0.35	1.73	1.38 to -0.33
	2018	11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73

Money Market Trust Series NAV(*)	2022	272	12.08 to 11.57	3,268	2.05 to 1.40	1.28	-0.06 to -0.71
	2021	321	12.09 to 11.65	3,857	2.05 to 1.40	0.00	-1.39 to -2.03
	2020	354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71
	2019	376	12.39 to 12.10	4,645	2.05 to 1.40	1.97	0.57 to -0.08
	2018	406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48

72 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Opportunistic Fixed Income Trust Series I(*)	2022	538	$ 21.49 to $ 16.41	$15,626	1.90 % to 0.80%	2.60%	-11.83 % to -12.79%
	2021	628	24.64 to 18.61	21,070	1.90 to 0.80	2.71	-2.80 to -3.86
	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65
	2019	722	22.96 to 16.96	22,479	1.90 to 0.80	6.27	5.53 to 4.38
	2018	811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75

Opportunistic Fixed Income Trust Series II(*)	2022	2,079	15.98 to 11.87	38,727	2.05 to 1.00	2.43	-12.15 to -13.06
	2021	2,362	18.38 to 13.51	50,328	2.05 to 1.00	2.58	-3.23 to -4.24
	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32
	2019	2,737	17.25 to 12.41	53,892	2.05 to 1.00	6.28	5.03 to 3.93
	2018	2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03

PIMCO All Asset	2022	215	27.43 to 20.35	4,827	2.05 to 0.45	7.16	-12.51 to -13.90
	2021	252	31.36 to 23.63	6,526	2.05 to 0.45	10.58	15.38 to 13.55
	2020	309	27.18 to 20.81	7,004	2.05 to 0.45	4.62	7.25 to 5.55
	2019	367	25.34 to 19.72	7,849	2.05 to 0.45	2.57	10.94 to 9.18
	2018	412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52

Real Estate Securities Trust Series I(*)	2022	334	67.54 to 50.71	20,395	1.90 to 0.45	1.05	-28.83 to -29.85
	2021	373	94.90 to 72.29	32,378	1.90 to 0.45	1.45	46.13 to 44.03
	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42
	2019	476	69.14 to 54.22	30,587	1.90 to 0.45	2.08	28.82 to 26.97
	2018	535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29

Real Estate Securities Trust Series II(*)	2022	549	62.26 to 43.70	24,323	2.05 to 0.45	0.87	-28.96 to -30.09
	2021	599	87.65 to 62.51	37,591	2.05 to 0.45	1.32	45.81 to 43.49
	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71
	2019	730	64.10 to 47.21	34,624	2.05 to 0.45	1.91	28.50 to 26.47
	2018	804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61

Science & Technology Trust Series I(*)	2022	1,536	57.19 to 37.03	75,826	1.90 to 0.45	0.00	-35.96 to -36.88
	2021	1,696	89.30 to 58.67	131,384	1.90 to 0.45	0.00	8.04 to 6.49
	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49
	2019	2,201	52.73 to 35.66	101,864	1.90 to 0.45	0.12	37.44 to 35.46
	2018	2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49

Science & Technology Trust Series II(*)	2022	647	63.49 to 45.08	36,140	2.05 to 1.00	0.00	-36.40 to -37.06
	2021	751	100.87 to 70.88	66,103	2.05 to 1.00	0.00	7.23 to 6.11
	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96
	2019	929	61.75 to 42.48	49,722	2.05 to 1.00	0.00	36.37 to 34.95
	2018	1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81

Select Bond Trust Series I(*)	2022	9,515	13.70 to 12.60	128,851	1.55 to 0.80	2.84	-14.88 to -15.52
	2021	10,658	16.09 to 14.91	169,753	1.55 to 0.80	2.78	-1.98 to -2.72
	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40
	2019	11,230	15.17 to 14.27	168,847	1.55 to 0.80	2.57	8.08 to 7.27
	2018	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97

Select Bond Trust Series II(*)	2022	29,878	12.43 to 11.65	366,982	2.05 to 0.80	2.93	-15.06 to -16.11
	2021	24,764	14.63 to 13.88	358,759	2.05 to 0.80	2.57	-2.18 to -3.39
	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64
	2019	26,549	13.85 to 13.48	369,066	2.05 to 0.80	2.33	7.86 to 6.52
	2018	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66

Short Term Government Income Trust Series I(*)	2022	1,462	12.69 to 10.56	16,347	1.90 to 0.45	1.46	-6.90 to -8.24
	2021	1,615	13.63 to 11.51	19,619	1.90 to 0.45	1.65	-2.03 to -3.44
	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64
	2019	1,869	13.49 to 11.73	23,038	1.90 to 0.45	1.64	2.92 to 1.44
	2018	2,049	13.11 to 11.56	24,777	1.90 to 0.45	2.07	0.38 to -1.07

Short Term Government Income Trust Series II(*)	2022	1,367	11.22 to 10.10	14,650	2.05 to 1.00	1.20	-7.60 to -8.56
	2021	1,523	12.15 to 11.05	17,768	2.05 to 1.00	1.37	-2.76 to -3.78
	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29
	2019	1,683	12.20 to 11.34	19,947	2.05 to 1.00	1.43	2.15 to 1.09
	2018	1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42

Small Cap Index Trust Series I(*)	2022	236	37.53 to 36.16	8,726	1.90 to 1.40	0.94	-21.75 to -22.14
	2021	279	47.96 to 46.45	13,182	1.90 to 1.40	0.55	12.90 to 12.34
	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04
	2019	334	36.12 to 35.33	11,902	1.90 to 1.40	0.97	23.31 to 22.69
	2018	394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10

Small Cap Index Trust Series II(*)	2022	594	46.37 to 41.30	21,900	2.05 to 0.45	0.80	-21.17 to -22.42
	2021	647	58.82 to 53.24	30,608	2.05 to 0.45	0.38	13.74 to 11.93
	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63
	2019	824	43.64 to 40.78	29,572	2.05 to 0.45	0.77	24.22 to 22.24
	2018	939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Opportunities Trust Series I(*)	2022	543	$ 63.45 to $ 47.71	$28,129	1.90 % to 0.45%	0.49%	-10.47 % to -11.76%
	2021	607	70.87 to 54.06	35,501	1.90 to 0.45	0.47	30.51 to 28.63
	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81
	2019	765	49.64 to 38.98	31,997	1.90 to 0.45	0.39	24.97 to 23.17
	2018	875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48

Small Cap Opportunities Trust Series II(*)	2022	470	44.71 to 28.90	22,526	2.05 to 1.00	0.31	-11.14 to -12.06
	2021	517	50.84 to 32.53	28,178	2.05 to 1.00	0.29	29.55 to 28.20
	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42
	2019	657	36.92 to 23.13	25,692	2.05 to 1.00	0.17	24.01 to 22.71
	2018	754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78

Small Cap Stock Trust Series I(*)	2022	22	33.38 to 29.85	721	1.55 to 0.80	0.00	-31.67 to -32.18
	2021	22	48.85 to 44.01	1,049	1.55 to 0.80	0.00	0.40 to -0.35
	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21
	2019	26	32.36 to 29.60	825	1.55 to 0.80	0.00	36.92 to 35.90
	2018	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66

Small Cap Stock Trust Series II(*)	2022	470	50.14 to 37.79	18,865	2.05 to 0.45	0.00	-31.56 to -32.65
	2021	538	73.26 to 56.10	31,970	2.05 to 0.45	0.00	0.60 to -1.00
	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16
	2019	791	48.37 to 38.25	31,805	2.05 to 0.45	0.00	37.13 to 34.95
	2018	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37

Small Cap Value Trust Series I(*)	2022	17	34.79 to 31.11	596	1.55 to 0.80	0.88	-10.96 to -11.62
	2021	18	39.07 to 35.20	682	1.55 to 0.80	0.48	25.18 to 24.25
	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14
	2019	22	33.72 to 30.84	739	1.55 to 0.80	0.59	25.51 to 24.58
	2018	23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85

Small Cap Value Trust Series II(*)	2022	551	32.95 to 23.96	18,815	2.05 to 1.00	0.66	-11.38 to -12.30
	2021	624	37.57 to 27.04	24,197	2.05 to 1.00	0.32	24.72 to 23.42
	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84
	2019	727	33.39 to 23.53	24,815	2.05 to 1.00	0.38	25.08 to 23.77
	2018	825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44

Small Company Value Trust Series I(*)	2022	540	53.21 to 46.21	28,199	1.90 to 1.40	0.00	-19.86 to -20.26
	2021	593	66.40 to 57.95	38,602	1.90 to 1.40	0.30	21.00 to 20.39
	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18
	2019	765	50.94 to 44.91	38,287	1.90 to 1.40	0.85	23.78 to 23.16
	2018	840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59

Small Company Value Trust Series II(*)	2022	670	43.27 to 25.06	26,927	2.05 to 1.00	0.00	-19.75 to -20.59
	2021	740	54.49 to 31.22	37,401	2.05 to 1.00	0.13	21.29 to 20.03
	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85
	2019	973	42.49 to 23.84	38,190	2.05 to 1.00	0.66	23.97 to 22.68
	2018	1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87

Strategic Income Opportunities Trust Series I(*)	2022	912	27.32 to 20.84	20,708	1.90 to 0.45	3.35	-10.46 to -11.75
	2021	999	30.52 to 23.62	25,597	1.90 to 0.45	3.30	0.45 to -1.00
	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54
	2019	1,168	28.10 to 22.39	28,057	1.90 to 0.45	2.71	10.41 to 8.82
	2018	1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83

Strategic Income Opportunities Trust Series II(*)	2022	1,187	19.77 to 14.22	24,730	2.05 to 1.00	3.19	-11.19 to -12.12
	2021	1,239	22.50 to 16.01	29,301	2.05 to 1.00	3.19	-0.30 to -1.34
	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16
	2019	1,383	21.48 to 14.97	30,786	2.05 to 1.00	2.50	9.65 to 8.50
	2018	1,489	19.80 to 13.65	30,584	2.05 to 1.00	3.43	-6.23 to -7.22

Total Bond Market Series Trust NAV(*)	2022	5,486	12.48 to 11.56	67,722	1.55 to 0.80	2.55	-14.05 to -14.69
	2021	6,183	14.52 to 13.55	88,904	1.55 to 0.80	2.28	-2.64 to -3.37
	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73
	2019	6,564	14.00 to 13.26	91,184	1.55 to 0.80	2.30	7.44 to 6.63
	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79

Total Bond Market Trust Series II(*)	2022	3,903	11.94 to 10.66	44,234	2.10 to 0.35	2.34	-13.88 to -15.37
	2021	4,191	13.87 to 12.59	55,825	2.10 to 0.35	1.88	-2.44 to -4.14
	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88
	2019	4,043	14.10 to 12.53	52,973	2.10 to 0.45	2.12	7.54 to 5.78
	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57

Total Stock Market Index Trust Series I(*)	2022	1,091	42.81 to 37.79	37,463	1.90 to 0.45	1.03	-20.77 to -21.90
	2021	1,210	54.03 to 48.39	53,032	1.90 to 0.45	1.07	23.89 to 22.11
	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
	2019	1,486	36.07 to 33.26	44,393	1.90 to 0.45	1.54	29.05 to 27.19
	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Total Stock Market Index Trust Series II(*)	2022	786	$ 45.84 to $ 21.71	$32,978	2.05 % to 1.00%	0.86%	-21.33 % to -22.15%
	2021	845	58.88 to 27.60	45,303	2.05 to 1.00	0.89	22.96 to 21.67
	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72
	2019	967	40.76 to 18.71	36,134	2.05 to 1.00	1.35	28.12 to 26.78
	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84

Ultra Short Term Bond Trust Series I(*)	2022	672	12.07 to 11.00	8,021	1.55 to 0.80	1.44	-1.63 to -2.36
	2021	690	12.27 to 11.27	8,392	1.55 to 0.80	1.61	-1.26 to -2.00
	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10
	2019	775	12.35 to 11.51	9,489	1.55 to 0.80	1.63	2.29 to 1.53
	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17

Ultra Short Term Bond Trust Series II(*)	2022	19,135	12.44 to 10.01	208,868	2.10 to 0.35	1.36	-1.39 to -3.09
	2021	16,167	12.62 to 10.33	180,830	2.10 to 0.35	1.49	-1.01 to -2.73
	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83
	2019	18,954	12.63 to 10.71	216,056	2.10 to 0.35	1.78	2.55 to 0.78
	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92

Value Opportunities	2022	21	161.56 to 44.98	2,042	1.80 to 1.40	0.72	-17.75 to -18.08
	2021	24	196.43 to 54.91	2,774	1.80 to 1.40	0.64	11.88 to 11.43
	2020	28	175.57 to 49.27	3,037	1.80 to 1.40	1.00	18.15 to 17.67
	2019	33	148.61 to 41.87	2,961	1.80 to 1.40	1.54	26.98 to 26.47
	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21

75 of 77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub- account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of un its. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

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